SCHEDULE 14C

                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

|X| Preliminary information statement       |_|  Confidential, for use of the
                                                 Commission only (as permitted
|_| Definitive information statement             by Rule 14-5(2))

                             TEK DIGITEL CORPORATION
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

|X|      No fee required.

|_|      Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing party:

         (4)      Date filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
OF TEK DIGITEL CORPORATION
TO BE HELD AUGUST 3, 2001


TO THE SHAREHOLDERS OF TEK DIGITEL CORPORATION:

         NOTICE IS HEREBY GIVEN that TEK DigiTel Corporation will hold its Annual Meeting of Shareholders on Friday, August 3, 2001, at 10:00 a.m., Eastern Daylight Time, at 20030 Century Boulevard, Suite 201, Germantown, Maryland 20874.

         The enclosed Information Statement is furnished to holders of the outstanding common stock and Series A, Voting Convertible Preferred Stock of TEK DigiTel Corporation, a Wyoming corporation, in connection with the prior approval of the corporate actions described below. All necessary shareholder commitments to approve the matters referred to in the Information Statement have been obtained; and, the enclosed Information Statement is furnished solely for the purpose of informing TEK's shareholders, in the manner required under the Securities Exchange Act of 1934, of these corporate actions before they take effect.

         The Information Statement is being mailed on or about July 13, 2001 to all shareholders of record as of the close of business on June 1, 2001.

         The matters to be presented at the annual meeting have been adopted by unanimous resolution of the Board of Directors and are as follows:

         1. Election of the following individuals as Directors, each to serve a one year term:

                  o        Enghe Chimood
                  o        Thomas Yang
                  o        Ke-ou Chao
                  o        Sharming Lin

         2. Approval of a proposal to reincorporate (or change the domicile of) TEK from a Wyoming corporation to a Maryland corporation by merger of TEK into a newly formed, wholly-owned subsidiary of TEK incorporated in Maryland; and

         3. Transaction of any other business properly presented at the annual meeting and any adjournment or postponement of the meeting.


                                       By Order of the Board of Directors,



                                       Enghe Chimood
                                       Co-Chairman of the Board

Germantown, Maryland
July 13, 2001

                             TEK DIGITEL CORPORATION
                       20030 CENTURY BOULEVARD, SUITE 201
                           GERMANTOWN, MARYLAND 20874




                PRIMARY EXCHANGE: OVER THE COUNTER BULLETIN BOARD

                               TICKER SYMBOL: TEKI





                              INFORMATION STATEMENT
                       2001 ANNUAL MEETING OF SHAREHOLDERS

                                 AUGUST 3, 2001











                MAILED TO SHAREHOLDERS ON OR ABOUT JULY 13, 2001

                             TEK DIGITEL CORPORATION
                              INFORMATION STATEMENT


                                TABLE OF CONTENTS

                                                                                                                    Page
                                                                                                                    ----
INFORMATION STATEMENT ..............................................................................................  1

SPECIAL NOTE REGARDING THIS INFORMATION STATEMENT ..................................................................  2

FORWARD-LOOKING STATEMENTS .........................................................................................  2

OTHER AVAILABLE INFORMATION ........................................................................................  2

SUMMARY OF INFORMATION STATEMENT ...................................................................................  3
          Reasons for Reincorporation Transaction ..................................................................  3
          Approval by the Board of Directors .......................................................................  3
          Shareholder Approval Previously Obtained .................................................................  3

INTRODUCTION .......................................................................................................  3
          PROPOSAL 1:  ELECTION OF DIRECTORS .......................................................................  4
          PROPOSAL 2:  REINCORPORATION PROPOSAL ....................................................................  4
                   Principal Features of the Reincorporation Proposal ..............................................  5
                   Purpose for Reincorporation Proposal ............................................................  6
                   Comparison of Shareholder Rights ................................................................  6
                           Capital Stock ...........................................................................  7
                           Payments of Dividends ...................................................................  7
                           Board of Directors ......................................................................  8
                           Cumulative Voting for Directors .........................................................  8
                           Board Vacancies .........................................................................  9
                           Limitations on Liability; Indemnification ...............................................  9
                           Notice of Shareholder Nominations and Proposals ......................................... 10
                           Shareholders' Inspection Rights ......................................................... 11
                           Special Meetings of Shareholders ........................................................ 11
                           Shareholder Action Without a Meeting .................................................... 12
                           Shareholders' Rights in Certain Transactions ............................................ 12
                   Possible Disadvantages of the Reincorporation Proposal .......................................... 13
                   New Charter Anti-takeover Provisions ............................................................ 13
                   Business Combination and Control Share Provisions ............................................... 13
                   Amendment of Charter and Bylaws ................................................................. 14
                   Constituency Provision .......................................................................... 14
                   Board Authority to Change Authorized Stock ...................................................... 14
                   Classified Board Of Directors ................................................................... 14
                   Maryland Unsolicited Takeovers Act (MUTA) ....................................................... 15
                           Removal of Directors .................................................................... 15
                           Size of the Board of Directors; Vacancies ............................................... 15
                           Special Meetings of Shareholders ........................................................ 16
                           Election Not To Be Subject to MUTA ...................................................... 16
                   Objectives And Potential Effects Of Anti-takeover Provisions and Election to be Subject to MUTA . 16
                   Potential Disadvantages Of Anti-takeover Provisions and Election to be Subject to MUTA .......... 17
                   Tax Consequences ................................................................................ 18
                   Vote Required ................................................................................... 18
                   Dissenter's Rights of Appraisal ................................................................. 19

VOTING SECURITIES AND PRINCIPAL HOLDERS ............................................................................ 21
DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS........................................................
EXECUTIVE COMPENSATION ............................................................................................. 23
          Summary Compensation Table ............................................................................... 23
          Executive Employment Agreements .......................................................................... 23
          Option Grants and Option Exercises in Fiscal Year 2000 ................................................... 24
          Directors' Compensation .................................................................................. 24
          1997 Employee Stock Compensation Plan .................................................................... 24
          1997 Compensatory Stock Option Plan ...................................................................... 24
          2001 Omnibus Stock Plan .................................................................................. 24


INDEPENDENT AUDITORS ............................................................................................... 24

MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS .......................................................... 25
          Merger and Surviving Corporation ......................................................................... 25
          Share Conversion ......................................................................................... 25
          Survivor's Succession to Corporate Rights ................................................................ 25
          Survivor's Succession to Corporate Acts, Plans, Contracts and Similar Rights ............................. 26
          Survivor's Rights to Assets, Liabilities, Reserves, etc. ................................................. 26
          Directors and Officers ................................................................................... 26
          Principal Office ......................................................................................... 26
          Adoption ................................................................................................. 26
          Appraisal Rights and Notification ........................................................................ 26
          Effective Date ........................................................................................... 26
          Delivery of Shares ....................................................................................... 26
          Financial Information .................................................................................... 27
          Regulatory Requirements .................................................................................. 27
          Reports, Opinions or Appraisals .......................................................................... 27
          Past, Present or Proposed Material Contracts ............................................................. 27

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON ........................................... 27

VOTING REQUIREMENT AND PROCEDURES .................................................................................. 27



ANNEXES
-------


I. Agreement and Plan of Merger between TEK DigiTel Corporation and TEK DigiTel Corporation II, dated June 18, 2001.
II.      Articles of Incorporation of TEK DigiTel Corporation II.
III.     Bylaws of TEK DigiTel Corporation II.
IV.      MUTA Provisions.
V.       Form of Dissenting Shareholder's Payment Demand Form.
VI.      Sections 17-16-1301 through 17-16-1328 of Wyoming Law.



 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                             TEK DIGITEL CORPORATION
                       20030 CENTURY BOULEVARD, SUITE 201
                           GERMANTOWN, MARYLAND 20874
                                 (301) 916-7600

--------------------------------------------------------------------------------
                              INFORMATION STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 3, 2001

  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

         This Information Statement is furnished by the Board of Directors of TEK DigiTel Corporation, a Wyoming corporation ("TEK") in connection with the annual meeting of shareholders of TEK DigiTel Corporation, to be held on Friday, August 3, 2001, at 10:00 a.m. Eastern Daylight Time. The meeting will be held at TEK's corporate headquarters at 20030 Century Boulevard, Suite 201, Germantown, Maryland 20874. This Information Statement and the accompanying Notice of Annual Meeting of Shareholders are first being mailed to shareholders on or about July 13, 2001. Only shareholders of record at the close of business on Friday, June 1, 2001 (the "record date"), are entitled to notice of the meeting and any adjournment of the meeting.

         The matters to be presented at the meeting have been adopted by the unanimous resolution of the Board of Directors and are as follows:

         o        Election of four Directors;
         o Approval of a proposal to change TEK's domicile from the State of Wyoming to the State of Maryland by merging TEK with and into its wholly-owned subsidiary, TEK DigiTel Corporation II, a Maryland corporation ("TEK II"); and
         o Consideration of any other matter that may properly come before the annual meeting.

         No person is authorized to give any information or to make any representation not contained in this Information Statement, and if given or made, such information or representations should not be relied upon as having been authorized by the company. The delivery of this Information Statement shall not, under any circumstances, create any implication that the information contained herein is correct as of any time subsequent to the date hereof or the date of such document, or that there has been no change in the affairs of the company since the date hereof or the date of such document.

         WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. PLEASE DO NOT SEND ANY STOCK CERTIFICATES AT THIS TIME.

         This Information Statement is first being mailed to shareholders on or about July 13, 2001.


             The date of this Information Statement is July 2, 2001.

                SPECIAL NOTE REGARDING THIS INFORMATION STATEMENT

         PLEASE NOTE THAT THIS IS NOT A PROXY STATEMENT OR A REQUEST FOR YOUR VOTE, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE CORPORATE ACTIONS THAT WILL OCCUR IF CERTAIN CONDITIONS PRECEDENT ARE MET AND TO PROVIDE YOU WITH INFORMATION ABOUT THE MERGER AND THE BACKGROUND OF THE MERGER. IF THE OTHER CONDITIONS ARE MET, THE MERGER UNDER THE AGREEMENT AND PLAN OF MERGER WILL TAKE PLACE AS SOON AS PRACTICABLE FOLLOWING THE DATE OF THE ANNUAL MEETING.

                           FORWARD-LOOKING STATEMENTS

         This Information Statement contains certain forward-looking statements that can sometimes be identified by the use of forward-looking words such as "may", "will", "anticipate", "plan", "estimate" or "intend" or comparable terminology. These statements are subject to known and unknown risks, uncertainties and other factors, including, but not limited to TEK's limited operating history, history of operating losses, substantial indebtedness and substantial capital requirements, that could cause actual results to differ materially from those contemplated by the statements. TEK does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect TEK's financial results may be found in TEK's public filings with the Securities and Exchange Commission and press releases. Many of these filings may be accessed through the SEC's website at: http://www.sec.gov.

                           OTHER AVAILABLE INFORMATION

         We are subject to the information requirements of the Securities Exchange Act of 1934, and, accordingly, file reports, proxy statements and other information with the Securities and Exchange Commission. These documents may be read and copied at the SEC's Public Reference Room at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. We are an electronic filer with the SEC. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC. The address of the SEC's web site is: http://www.sec.gov. These documents may also be requested from TEK at 20030 Century Boulevard, Suite 201, Germantown, Maryland 20874, Attention: Thomas Yang, Chief Operating Officer. Our web site address is: http://www.tekdigitel.com.

                        SUMMARY OF INFORMATION STATEMENT

Reasons for Reincorporation Transaction

         TEK's Board of Directors believes that the reincorporation is in the best interest of TEK, its shareholders and customers after considering many factors, including, among other things, TEK's corporate headquarters are located in Maryland, Maryland General Corporation Law authorizes the formation of corporations without liability to the shareholders beyond their investment, and it establishes a broad framework of rules governing the rights and duties of the corporation toward third persons and the rights and duties of the corporation, shareholders, directors and officers.

Approval by the Board of Directors

         TEK's Board of Directors unanimously determined that the proposed reincorporation is in the best interests of TEK and its shareholders and approved the Agreement and Plan of Merger and the transactions contemplated thereby, including the reincorporation.

Shareholder Approval Previously Obtained

         As of June 1, 2001, 25,132,532 shares of TEK common stock were outstanding, and 2,036,495 shares of TEK Series A, Voting Convertible Preferred Stock, were outstanding, in the aggregate representing 31,242,017 votes entitled to be cast on that date. The Wyoming Business Corporation Act and TEK's Articles of Incorporation require that the directors be elected by plurality vote and that all other actions be approved by shareholders holding a majority of the votes entitled to be cast, which, on June 1, 2001, consisted of 15,621,009 votes.

         As of June 11, 2001, TEK's Board of Directors had received the commitment of a sufficient number and percentage of votes entitled to be cast on the matters described in this Information Statement to approve the corporate actions. A written commitment, signed by shareholders owning 58.06% of TEK's outstanding voting power, was filed with TEK's corporate Secretary on June 11, 2001. Their voting power is sufficient to satisfy the voting requirements of the Wyoming Business Corporation Act and TEK's Articles of Incorporation and Bylaws. Therefore, your vote is not required to approve the matters described in this Information Statement or to consummate the merger.


                                  INTRODUCTION

         TEK's Board of Directors, along with shareholders Tseng Yun Tsai and Glocom, Inc. own in excess of a majority of TEK's outstanding voting securities. As of June 11, 2001, they have committed, in writing, to approve the following corporate actions:

         o        Election of the following Directors:

                  Enghe Chimood
                  Thomas Yang
                  Ke-ou Chao
                  Sharming Lin

         o Proposal to change TEK's domicile from the State of Wyoming to the State of Maryland by merging TEK with and into its wholly-owned subsidiary, TEK DigiTel Corporation II, a Maryland corporation.

         No other approvals or votes are required or necessary. See the captions "Shareholder Approval Previously Obtained", "Approval by the Board of Directors" and "Voting Securities and Principal Holders".

PROPOSAL 1:  ELECTION OF DIRECTORS

         Section 4.02 of TEK's bylaws authorizes the number of directors to consist of not less than one and not more than five directors. Directors are elected by a plurality vote at each annual meeting of shareholders. The Directors currently are Enghe Chimood, Thomas Yang, Ke-ou Chao and Sharming Lin. Pursuant to written commitment of the requisite number of shares eligible to vote, they will be elected to serve as Directors until the 2002 annual meeting of shareholders or until their earlier death, resignation, or removal from office.

         Pursuant to TEK's bylaws, any vacancy occurring in the Board of Directors, except those resulting from an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of Directors shall be filled by the affirmative vote of a majority of the entire Board or by a majority of the votes cast at any annual meeting or at a special meeting of shareholders called for that purpose, or by means of written shareholder consents taken in lieu of a meeting. Every director chosen to fill a vacancy shall hold office until the next annual meeting of shareholders or until his successor has been elected and qualified.

         Pursuant to a written commitment signed by shareholders owning 58.06% of TEK's outstanding voting power on June 11, 2001, Enghe Chimood, Thomas Yang, Ke-ou Chao and Sharming Lin will be elected as directors of TEK to serve until the 2002 annual meeting of shareholders or until their earlier death, resignation or removal from office. Their voting power is sufficient to satisfy the plurality voting requirements of the Wyoming Business Corporation Act and TEK's Articles of Incorporation and Bylaws. Therefore, no further consents, votes or proxies are needed, and none are requested.

PROPOSAL 2:  REINCORPORATION PROPOSAL

         TEK currently has no business operations other than as the parent holding company of its wholly-owned Maryland operating subsidiary, ATC Group, Inc.

         TEK's Board of Directors unanimously approved a proposal to change TEK's state of incorporation from Wyoming to Maryland by means of a merger (the "Merger") of TEK with and into TEK DigiTel Corporation II, a Maryland corporation ("TEK II"), a newly formed, wholly-owned subsidiary of TEK (the "Reincorporation Proposal"). The principal office of TEK II is the same as that of TEK, 20030 Century Boulevard, Suite 201, Germantown, Maryland 20874, telephone (301) 916-7600. TEK II will be the surviving corporation, the effect of which will be a change in the law applicable to TEK's corporate affairs from the Wyoming Business Corporation Act ("Wyoming Law") to the Maryland General Corporation Law ("Maryland Law"), including certain differences in shareholder rights. See "Comparison of Shareholder Rights".

         The following discussion summarizes certain aspects of the Reincorporation Proposal, including certain material differences between Wyoming Law and Maryland Law. This summary is not intended to be a complete description of the Reincorporation Proposal or the differences between shareholder rights under Wyoming Law or Maryland Law, and is qualified in its entirety by reference to:

         o the Agreement and Plan of Merger dated June 18, 2001 between TEK and TEK II (the "Merger Agreement") attached to this Information Statement as Annex I,

         o the Articles of Incorporation of TEK II (the "New Charter") attached to this Information Statement as Annex II, and

         o the Bylaws of TEK II (the "New Bylaws") attached to this Information Statement as Annex III.


         Copies of TEK's Certificate of Incorporation (the "Present Charter") and Bylaws (the "Present Bylaws") are available for inspection at TEK's executive office, and copies will be provided to shareholders upon request.

         TEK's Board of Directors unanimously approved the Reincorporation Proposal and, for the reasons discussed below, believes that it serves the best interests of TEK and its shareholders to change TEK's state of incorporation from Wyoming to Maryland. TEK's shareholders are not being asked to vote upon the Reincorporation Proposal (including the adoption of the Merger Agreement and the approval of the New Charter and the New Bylaws) at the annual meeting. The Reincorporation Proposal is required to be approved by the shareholders who hold at least a majority of TEK's voting power. As of June 11, 2001, TEK's Board of Directors had received the commitment of a sufficient number and percentage of TEK's voting power entitled to vote on the matters described. These shareholders have irrevocably consented in writing to approve the Reincorporation Proposal. Their voting power is sufficient to satisfy the voting requirements of the Wyoming Business Corporation Act and TEK's Articles of Incorporation and Bylaws.

         Approval of the Reincorporation Proposal by a majority of the outstanding voting power constitutes adoption of the Merger Agreement and approval of the Merger, the New Charter and the New Bylaws. Pursuant to the terms of the Merger Agreement, the New Charter and New Bylaws will replace the Present Charter and Present Bylaws as the charter documents affecting corporate governance and shareholders' rights. See "Comparison of Shareholder Rights". Accordingly, shareholders are urged to read carefully this Information Statement and the attached Annexes.

Principal Features of the Reincorporation Proposal

         At the Effective Date of the Merger, TEK's separate existence will cease and TEK II, as the surviving corporation, will succeed to all TEK's business, properties, assets and liabilities. Each share of TEK's common stock issued and outstanding immediately prior to the Effective Date will, by virtue of the Merger, be converted into one share of TEK II common stock, no par value. At the Effective Date, certificates which immediately prior to the Effective Date represented shares of TEK's common stock will be deemed for all purposes to represent the same number of shares of TEK II's common stock. It will not be necessary for TEK shareholders to exchange their existing stock certificates for TEK II stock certificates. However, when outstanding certificates representing shares of TEK's common stock are presented for transfer after the Merger, new certificates representing shares of TEK II common stock will be issued. New certificates will also be issued upon the request of any shareholder, subject to normal requirements as to proper endorsement, signature, guarantee, if required, and payment of applicable taxes, if any.

         Following consummation of the Merger, TEK II's common stock will be listed for trading on the OTC Bulletin Board, the market on which TEK's common stock is currently listed for trading. TEK II's common stock will be listed under the symbol "TEKI", TEK's current symbol. Delivery of existing stock certificates representing TEK's common stock will constitute "good delivery" of TEK II shares in transactions subsequent to the Effective Date of the Merger.

         Approval of the Reincorporation Proposal will effect a change in the legal domicile of TEK and certain other changes of a legal nature, as described in this Information Statement. TEK's reincorporation will not, in and of itself, result in any change in TEK's business, management, location of the principal executive offices, assets, liabilities or shareholders' equity. Only TEK's corporate name will have changed from TEK DigiTel Corporation to TEK DigiTel Corporation II, which the Board of Directors intends to change to TEK DigiTel Corporation after filing Articles of Merger with the Maryland State Department of Assessments and Taxation. The number of directors comprising TEK II's Board of Directors will be three initially, each of whom is currently a director of TEK. The executive officers of TEK II are currently serving as the executive officers of TEK. Shareholders should note that approval of the Reincorporation Proposal constitutes ratification of all of the directors currently serving as directors of TEK. See "Comparison of Shareholder Rights--Board of Directors".

         Pursuant to the terms of the Merger Agreement, each option to purchase TEK's common stock outstanding immediately prior to the Effective Date of the Merger under TEK's 1997 Compensatory Stock Option Plan and TEK's 1997 Employee Stock Compensation Plan will become an option to purchase TEK II common stock, subject to the same terms and conditions as set forth in the applicable plan and the applicable grant agreement. All other employee benefit plans and other agreements and arrangements of TEK will be continued by TEK II upon the same terms and subject to the same conditions. Approval of the Reincorporation Proposal constitutes approval by TEK's shareholders of TEK II's assumption of TEK's employee benefit plans and arrangements.

         The proposed reorganization will be consummated as soon as possible after August 3, 2001 and any requisite waiting periods. The Merger Agreement, Wyoming Law and Maryland Law provide, however, that the

Merger may be abandoned by the Board of Directors of either TEK or TEK II prior to the Effective Date, either before or after shareholder approval.

         In addition, the Merger Agreement may be amended prior to the Effective Date, either before or after shareholder approval; provided, however, that the Merger Agreement may not be amended after shareholder approval if the amendment would:

         o alter or change the amount or kind of shares or other consideration to be received by shareholders in the Merger,

         o        alter or change any term of the New Charter,

         o alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would adversely affect the shareholders, or

         o        otherwise violate applicable law.

         TEK's Board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the proposed reincorporation or amend the Merger Agreement.

Purpose for Reincorporation Proposal

         The Board of Directors believes that reincorporating TEK in the State of Maryland is in TEK's and its shareholders' best interests, in order to obtain the benefits of Maryland Law in any potential acquisition of TEK. The Board believes that the interests of TEK and its shareholders are best served by encouraging a potential acquirer of TEK to negotiate with the Board of Directors prior to any acquisition or change of control. In addition, because TEK's headquarters and operating subsidiary are located in Maryland, the Board of Directors believes that it is more convenient and economical to be a Maryland corporation.

         Although, as a Wyoming corporation, TEK could put in place provisions that would encourage negotiation by a potential acquirer, the Board of Directors believes that as a Maryland corporation, provisions are available to TEK that are more favorable in an acquisition context. See "Comparison of Shareholder Rights", "New Charter Anti-takeover Provisions" and "Maryland Unsolicited Takeover Act".

         Accordingly, after considering the advantages and disadvantages of the Reincorporation Proposal, including the differences between Wyoming Law and Maryland Law, the Board of Directors concluded that the benefits to TEK and its shareholders of being a Maryland corporation outweigh the benefits, if any, of remaining a Wyoming corporation. See "Comparison of Shareholder Rights", "Possible Disadvantages of the Reincorporation Proposal" and "Potential Disadvantages of Anti-takeover Provisions and Election to be Subject to MUTA".

Comparison of Shareholder Rights


         Upon consummation of the Merger, TEK will be governed by Maryland Law and by the New Charter and Bylaws. Although it is impracticable to compare all of the aspects in which Maryland Law and Wyoming Law differ, the following is a summary of certain significant differences between the provisions of these laws and the Present and New Charters and Bylaws. This discussion is not intended to be a complete statement of the differences affecting the rights of shareholders, but, rather, summarizes material differences and certain important similarities. The discussion is qualified in its entirety by reference to the New Charter, the New Bylaws and the Maryland Unsolicited Takeovers Act, Title 3, Subtitle 8 of Maryland Law ("MUTA") which are attached as Annexes II, III and IV, respectively, to this Information Statement, and the Present Charter and Present Bylaws, copies of which are available for inspection at TEK's executive office or will be provided to shareholders upon request.

         Capital Stock

         TEK's authorized capital stock consists of 50,000,000 shares of common stock, no par value per share and 20,000,000 shares of preferred stock, no par value per share. As authorized by the Wyoming Business Corporation Act, by unanimous written consent on June 15, 1998, the Board of Directors established a series of preferred stock, known as Series A, Voting Convertible Preferred Stock, consisting of 2,100,000 shares, $.001 par value per share. As of June 1, 2001, 25,132,532 shares of common stock were issued and outstanding and 2,036,495 shares of TEK's Series A, Voting Convertible Preferred Stock were issued and outstanding. Under the New Charter, TEK II's authorized capital stock consists of 100,000,000 shares of common stock and 20,000,000 shares of preferred stock. Of the 20,000,000 shares of preferred stock, 2,100,000 shares are designated as Series A, Voting Convertible Preferred Stock.

         The Present Charter authorizes the Board of Directors to issue preferred stock from time to time in one or more series subject to applicable provisions of law, and the Board of Directors is authorized to fix the designations, powers, preferences and relative participating, optional and other special rights of such shares, including voting rights (which could be multiple or as a separate class) and conversion rights. TEK also has a substantial number of authorized but unissued shares of common stock available for issuance. The authorized but unissued shares of common stock are available for general corporate purposes, including but not limited to possible issuance as stock dividends or stock splits, in future mergers or acquisitions, in a future underwritten or other public offering, under a shareholder rights plan or under stock-based compensation plans. The authorized but unissued shares of preferred stock are similarly available for issuance in future mergers or acquisitions, in a future underwritten public offering or private placement or for other general corporate purposes. Except as required by law or as otherwise required to approve the transaction in which the additional authorized shares of common stock or authorized shares of preferred stock would be issued, no shareholder approval is required for the issuance of these shares. Accordingly, TEK's Board of Directors, without shareholder approval, can issue preferred stock with voting and conversion rights which could adversely affect the voting power of the existing holders of common stock.

         The New Charter authorizes the Board of Directors to authorize the issuance from time to time of shares of TEK II's stock of any class and securities convertible into shares of TEK II's stock, of any class or classes, for such consideration as the Board of Directors may deem advisable. The Board of Directors also has the power to classify or reclassify any unissued stock, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such stock.

         TEK II, as the surviving corporation, will have a substantial number of authorized but unissued shares of common stock available for issuance. The authorized but unissued shares of common stock are available for general corporate purposes, including but not limited to possible issuance as stock dividends or stock splits, in future mergers or acquisitions, in a future underwritten or other public offering, under a shareholder rights plan or under stock-based compensation plans. Except as required by law or as otherwise required to approve the transaction in which the additional authorized shares of common stock or other class of stock would be issued, no shareholder approval is required for the issuance of these shares. Accordingly, the Board of Directors, without shareholder approval, can issue shares with voting and conversion rights which could adversely affect the voting power of the existing holders of common stock.

         Payments of Dividends

         TEK's ability to pay dividends on its capital stock is limited by certain restrictions imposed on Wyoming corporations generally and, after the Merger, TEK II's ability to pay dividends on its capital stock will be limited by certain restrictions imposed on Maryland corporations generally. Under Wyoming Law and Maryland Law, distributions may be declared and paid unless, after giving effect to the distribution:

         o the corporation would not be able to pay its debts as they become due in the usual course of business, or

         o the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights on dissolution are superior to those receiving the distribution.

         Maryland Law permits the payment of dividends if, after the dividends have been paid, the corporation is able to pay its debts as they become due in the usual course of business (equity test for insolvency), and the corporation's total assets are not less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the dividend payment, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the dividend (balance sheet test for insolvency). In addition, Maryland Law generally provides that a corporation may redeem or repurchase its shares only if the same equity and balance sheet test for insolvency are satisfied. In determining whether the balance sheet test has been satisfied, the Board may:

         o use financial statements prepared on the basis of accounting practices that are reasonable under the circumstances;

         o make its determination based on a fair valuation, including, but not limited to, unrealized appreciation and depreciation; or

         o make its determination based upon any other method that is reasonable in the circumstances.

         Wyoming Law states that shares may be issued pro-rata and without consideration to the corporation's shareholders or to the shareholders of one or more classes or series. This type of issuance of shares is a share dividend. Shares of one class or series may not be issued as a share dividend in respect of shares of another class or series unless:

         o        the articles of incorporation so authorize;

         o a majority of the votes entitled to be cast by the class or series to be issued approve the issue; or

         o there are no outstanding shares of the class or series to be issued.

         If the Board of Directors does not fix the record date for determining shareholders entitled to a share dividend, it is the date the Board of Directors authorizes the share dividend.

         Board of Directors

         Under the Present Charter and Bylaws, TEK's Board of Directors consists of not less than one and not more than five directors, as set from time to time by the Board of Directors or the shareholders. Directors are elected by a plurality vote at each annual meeting of shareholders and hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified. The New Charter designates four initial directors to be elected to staggered three year terms and until their successors are duly chosen and qualified. The number of directors may be increased or decreased pursuant to the New Bylaws, but may not be less than three or the number of shareholders. See also, "Maryland Unsolicited Takeovers Act--Size of the Board of Directors; Vacancies".

         Information about TEK's current directors is set forth under "Directors and Executive Officers". The approval of the Reincorporation Proposal by TEK's shareholders is also deemed to have approved these persons as directors of TEK II without further action and without changes in their terms.

         Cumulative Voting for Directors

         Under cumulative voting, each share of stock entitled to vote in the election of directors has a number of votes equal to the number of directors to be elected. A shareholder may then cast all of his votes for a single candidate, or may allocate them among as many candidates as the shareholder may chose. Under both Wyoming and Maryland Law, shares may not be cumulatively voted for the election of directors unless the certificate of incorporation specifically provides for cumulative voting. Neither TEK's Wyoming Articles of Incorporation nor TEK II's Maryland Articles of Incorporation provide for cumulative voting in the election of directors.

         Board Vacancies

         Under the Present Bylaws and New Bylaws vacancies occurring on the Board of Directors, except those resulting from an increase in the number of directors, may be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director. A director elected to fill a vacancy is elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of Directors is filled by the affirmative vote of a majority of the entire Board or by a majority of the votes cast at any annual meeting or at a special meeting of shareholders called for that purpose, or by means of written shareholder consents taken in lieu of a meeting. Every director chosen to fill a vacancy will hold office until the next annual meeting of shareholders or until his successor has been elected and qualified. See also, "Maryland Unsolicited Takeovers Act--Size of the Board of Directors; Vacancies".

         Limitations on Liability; Indemnification

         The Present Charter contains a provision that eliminates or limits a director's personal liability for monetary damages to the corporation or its shareholders for any breach of fiduciary duty as a director, other than:

         o for any breach of the director's duty of loyalty to the corporation or its shareholders;

         o for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

         o for a willful or negligent violation of the requirements of Wyoming Law pertaining to distributions; or

         o for any transaction from which the director derived an improper personal benefit.

         The New Charter contains a provision that eliminates or limits a director's personal liability for monetary damages to the extent otherwise required by Maryland Law. Under Maryland Law, this would exclude liability to the extent:

         o it is proved that the person actually received an improper benefit or profit in money, property, or services;

         o that a judgment or other final adjudication adverse to the person is entered on a finding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action; or

         o it is against a director or officer of a banking institution, credit union, savings and loan, or subsidiary thereof.

         The indemnification provisions contained in the Present and New Bylaws, as governed by Wyoming Law and Maryland Law, respectively, are similar. Both provisions generally allow for indemnification of officers and directors to the fullest extent permitted by law. In general, Maryland Law and Wyoming Law permit a corporation to provide complete indemnification for settlements, judgments and expenses actually and reasonably incurred in proceedings other than derivative actions (i.e., actions brought against such persons by or on behalf of the corporation), subject to certain statutory limitations.

         Under Wyoming Law, indemnification is permitted if the indemnitee acted in good faith and in a manner the person reasonably believed to be in, or at least not opposed to, the corporation's best interests, and in a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. Under Maryland Law, indemnification is permitted unless the individual acted in bad faith or with active and deliberate dishonesty, actually received an improper personal benefit in money, property or services, or in the case of a criminal proceeding had reasonable cause to believe that the conduct was unlawful.

         Maryland Law also generally permits indemnification for amounts paid in settlement (including expenses) of derivative suits, whereas the Wyoming Law permits indemnification of expenses only. Maryland Law and Wyoming Law both, however, prohibit such indemnification if the proposed indemnitee is adjudged liable to the corporation, except upon application to a court which determines that such person is reasonably entitled to such indemnification. The rights to indemnification and to the advancement of expenses are not exclusive of any other right which any person may have or hereafter acquire under any statute, the New Charter, the New Bylaws, agreement, vote of shareholders or directors, or otherwise.

         Notice of Shareholder Nominations and Proposals

         TEK's present Bylaws are silent as to the procedures that shareholders must comply with to nominate a candidate for election as director at an annual meeting or to include a shareholder proposal in the company's proxy statement. Thus, the provisions of Wyoming Law relating to director nominations and Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act"), or its successor provision, control with regard to these issues. Generally, a nomination is required to be:

         o        written;

         o delivered to, or mailed and received at, TEK's executive offices not less than 60 days nor more than 90 days prior to the date of the scheduled annual meeting; and

         o        accompanied by:

                  o the name, age, business address and residence of the shareholder and each person whom the shareholder proposes to nominate for election or re-election as a director;

                  o the principal occupation or employment of such persons;

                  o the number of shares of TEK stock which are beneficially owned by such persons that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Exchange Act; and

                  o the name and address, as they appear on TEK's books, of the shareholder making the nomination and any other shareholder known by such shareholder to support such nomination, and the number of shares of TEK stock beneficially owned by all such shareholders.

         If notice or public disclosure of the date of the annual meeting occurs less than 70 days prior to the date of the annual meeting, shareholders must deliver to TEK, or mail and have received by TEK, the nomination and the required attendant information no later than the close of business on the tenth day following the earlier of the day on which the notice of the date of the annual meeting was mailed or the day on which the public disclosure was made.

         Under the New Bylaws, to be properly brought before an annual meeting, business must be:

         o specified in the corporation's notice of the annual meeting (or any supplement thereto);

         o brought before the annual meeting by or at the direction of the Board of Directors (or the Chairman of the Board or the President); or

         o        properly brought before the annual meeting by a shareholder.

         In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Chairman of the Board. The New Bylaws provide that, nominations of persons for election to the Board of Directors may be made at the annual meeting, by or at the direction of the Board of Directors, or by any nominating committee or person appointed by the Board of Directors, or by any shareholder entitled to vote for the election of directors at the annual meeting who complies with the notice procedures set forth below. Such nominations, other than those made by or at the direction of the Board of Directors or by any nominating committee or person appointed by the Board of Directors, can only be made pursuant to timely notice in writing to the Chairman of the Board.

         To be timely, the shareholder's notice must be delivered to or mailed and received by the Chairman of the Board not less than 60 days nor more than 90 days prior to the annual meeting (or, with respect to a proposal required to be included in TEK II's proxy statement pursuant to Rule 14a-8 of the Exchange Act, or its successor provision, not less than 90 days nor more than 120 days prior to the date of mailing the notice for the preceding year's annual meeting); provided, however, that in the event that less than 30 days notice or prior public disclosure of the date of the annual meeting is given or made, notice by the shareholder to be timely must be so received by the Chairman of the Board not later than the close of business on the tenth day following the earlier of the day on which the notice of the date of the annual meting was mailed or the day on which the first public disclosure of the date of the annual meeting was made.

         The shareholder's notice must set forth:

         o as to each person whom the shareholder proposes to nominate for election as a director:

                  o the name, age, business address and residence address of the person;

                  o        the principal occupation or employment of the person;

                  o the class and number of shares of stock of TEK II which are beneficially owned by the person; and

                  o any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations under the Exchange Act;

         o as to each matter the shareholder proposes to bring before the annual meeting, a brief description of the business desired to be brought before the annual meeting:

                  o the reasons for conducting that business at the annual meeting; and

                  o any material interest of the shareholder in that business; and

         o        as to the shareholder giving the notice:

                  o        the name and address of the shareholder;

                  o the class and number of shares of TEK II which are beneficially owned by the shareholder; and

                  o a representation that the shareholder intends to appear in person or by proxy at the annual meeting to bring that business before the meeting.

          TEK II may require any proposed nominee to furnish other information as may reasonably be required by TEK II to determine the eligibility of the proposed nominee to serve as a TEK II director.

         Shareholders Inspection Rights

         Under Wyoming Law a shareholder may inspect a corporation's stock ledgers, the shareholder list and its other books and records for any purpose reasonably related to the person's interest as a shareholder. Maryland Law provides that a corporation's books of account, its stock ledger and the shareholders' list may be inspected only by one or more persons who together have been shareholders of record for at least six months and who together hold at least 5% of the outstanding stock of any class.

          Special Meetings of Shareholders

          The Present Bylaws provide that special meetings of shareholders may be called at any time by the Chairman of the Board, the President or by a majority of the Board of Directors. The President must call a special meeting upon the Secretary's receipt of written demand for a special meeting by the holder or holders of not less than 10% of the total voting power. The New Bylaws provide that special meetings of shareholders may be called by the Chairman of the Board, the President or by a majority of the Board of Directors. The Secretary must call a special meeting upon the written request of shareholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. See also, "Maryland Unsolicited Takeovers Act--Special Meetings of Shareholders".

         Shareholder Action Without a Meeting

         The Present Charter and Present Bylaws, as permitted under Wyoming Law, provide that shareholder action may be taken at a special or annual meeting of shareholders or by written consent, if prior notice is given to all voting shareholders and the action is taken by the holders of all shares entitled to vote on the action. Maryland Law and the New Bylaws provide that any action to be taken or which may be taken at any annual or special meeting may be taken, without a meeting if a consent in writing, setting forth the action so taken is given by the holders of all outstanding shares entitled to vote on the matter.

         Shareholders' Rights in Certain Transactions

         Maryland Law provides generally, with certain exceptions, that a shareholder of a Maryland corporation has the right to demand and receive payment of the fair value of the shareholder's stock from a successor corporation if:

         o the corporation merges or consolidates with another corporation;

         o        the shareholder's stock is to be acquired in a share exchange;

         o the corporation transfers its assets other than in the ordinary course of business; or

         o the corporation alters its charter in a way which alters contractual rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the shareholder's rights, unless the right to do so is reserved by the corporation's charter.

         A shareholder must file a written demand for the fair cash value of his/her shares with the corporation within certain time periods, depending on the transaction involved. Maryland Law provides that the right to fair value does not apply, with certain exceptions, if:

         o the stock is listed on a national securities exchange, or is designated as a national or small cap market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc.;

         o the stock is that of a successor in a merger, unless the merger alters the contract rights of the stock as expressly set forth in the charter and the charter does not reserve the right to do so, or the stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of the provisions for the treatment of fractional shares of stock in the successor; or

         o the stock is that of an open-end investment company registered with the Securities and Exchange Commission and the value placed on the stock in the transaction is its net asset value.

         Wyoming Law provides shareholders with similar rights to dissent from, and to obtain payment of the fair value of his/her shares in the event of the following corporate actions:

         o the corporation merges or consolidates with another corporation;

         o        the shareholder's stock is to be acquired in a share exchange;

         o the corporation transfers its assets other than in the ordinary course of business; or

         o the corporation alters its Articles of Incorporation in a way that materially and adversely affects rights with respect to dissenters' shares.

         These rights are available with respect to the Merger. After shareholder approval and consummation of the Merger, shareholders will have dissenters' rights under Maryland Law, with certain exceptions, in future transactions.

Possible Disadvantages of the Reincorporation Proposal

         Despite the Board of Directors' belief that the Reincorporation Proposal is in the best interests of TEK and its shareholders, shareholders should be aware that many provisions of the New Charter, the New Bylaws and Maryland Law have not received extensive scrutiny and interpretation by the Maryland courts. The Board of Directors, however, believes Maryland Law will provide TEK II with the comprehensive, flexible structure that it needs to operate effectively. See also, "Potential Disadvantages Of Anti-takeover Provisions and Election to be Subject to MUTA".

New Charter Anti-takeover Provisions

         Several provisions contained in the New Charter and Bylaws, and under Maryland Law could have the effect of discouraging an acquisition of TEK or stock purchases in furtherance of an acquisition, and could, under certain circumstances, discourage transactions which might otherwise have a favorable effect on the price of TEK's common stock. These provisions may serve to make it more difficult to remove incumbent management and may also discourage an attempt to acquire control of TEK that is not approved by the Board of Directors. As a result, shareholders who might desire to participate in, or benefit from, such a transaction may not have an opportunity to do so. As of the date of this Information Statement, the Board of Directors is not aware that any person or group has indicated an intention or desire to institute a takeover of TEK.

Business Combination and Control Share Provisions

         Maryland Law requires consolidations, mergers, share exchanges and certain asset transfers to be approved by 2/3 of the corporation's voting power; however, this voting requirement can be reduced to a majority of the corporation's voting power, as so provided in the New Charter. Wyoming Law requires shareholder approval, in general, of consolidations, mergers, share exchanges and dispositions of substantially all of a corporation's property, other than in the usual and regular course of business, by a majority of all the votes entitled to be cast on the plan.

         Maryland Law regulates transactions with major shareholders after they become major shareholders. Maryland Law prohibits an interested shareholder from engaging in a wide range of business combinations, i.e., engaging in mergers, dispositions of 10% or more of its assets, issuances of stock and other transactions with a person or group that owns 10% or more of the voting stock of the corporation (an "interested shareholder"), for a period of five years after the interested shareholder crosses the 10% threshold. Maryland Law also provides for certain exemptions from these restrictions on transactions involving an interested shareholder.

         The Maryland Law provisions discussed above will generally apply to TEK II; however, the New Charter provides that such provisions will not apply to any business combination of TEK II or any subsidiary of TEK II with Arelnet Ltd.; any person that becomes an interested shareholder as a result of a transfer of securities to such person pursuant to a written agreement that provides for the exemption to which Arelnet Ltd. or any of its affiliates or associates is a party or any affiliates or associates of those persons.

         Wyoming Law does not contain similar provisions.

         Maryland Law also contains a control share statute which requires an interested shareholder who acquires a threshold percentage of stock in a target corporation to obtain the approval of non-interested shareholders before it may exercise voting rights. Under Maryland Law, certain notice and informational filings and special shareholder meeting and voting procedures must be followed prior to consummation of a proposed "control share acquisition", which is defined as any acquisition of an issuer's shares which would entitle the acquirer, immediately after such acquisition, directly or indirectly, to exercise or direct the exercise of voting power of the issuer in the election of directors within any of the following ranges of voting power:

         o        1/10 or more but less than 1/3 of the voting power;

         o        1/3 or more but less than a majority of the voting power; or

         o        a majority or more of the voting power.

         Assuming compliance with the notice and information filings prescribed by statute, the proposed control share acquisition may be made only if the acquisition is approved by 2/3 of the issuer's voting power, excluding the combined voting power of the "interested shares". "Interested shares" are those shares held by the intended acquirer and the issuer's directors and officers. The New Charter opts out of these control share provisions of Maryland Law so that the provisions will not apply to TEK II.

         Wyoming Law does not contain any similar type of statute.

Amendment of Charter and Bylaws

         Under the Present Charter and Wyoming Law, the charter may be amended by the Board of Directors without shareholder action with respect to certain amendments; however, certain other amendments require the shareholders to approve the amendment by a majority of the votes cast on the amendment. Under the New Charter, amendment to the charter may be made when approved by a majority of the Board of Directors and a majority of the outstanding shares entitled to vote. The Present Bylaws may be amended by a majority vote of the Board of Directors, subject to the shareholders' right to change or repeal any bylaws created by the Board of Directors or adopt new bylaws by vote of at least a majority of the total voting power. The New Charter and Bylaws provide that the Board of Directors, and not the shareholders, shall have the exclusive power to make, alter, amend, restate or repeal any provision of the New Bylaws.

Constituency Provision

         Maryland Law permits a corporation to include in its charter a provision that allows the Board of Directors of a corporation, in considering a potential acquisition of control of the corporation, to consider the effect of the potential acquisition of control on shareholders, employees, suppliers, customers, and creditors of the corporation and the communities where offices or other establishments of the corporation are located. The New Charter includes such a provision.

Board Authority to Change Authorized Stock

         Maryland Law permits a corporation to include in its charter a provision that allows the Board of Directors of a corporation, with the approval of a majority of the entire Board of Directors, and without action by the shareholders of the corporation, to amend the charter of the corporation to increase or decrease the aggregate number of shares of stock of the corporation or the number of shares of stock of any class or series that the corporation has authority to issue. The New Charter includes such a provision.

Classified Board Of Directors

         Under the Present Charter and Bylaws, members of the Board of Directors are elected for a term that expires at the next annual meeting of shareholders. The New Bylaws divide TEK II's Board of Directors into three classes of directors, Class I, Class II and Class III, with the number of directors in each class to be as nearly equal as possible, and with each class to be elected for a term that expires at the annual meeting of shareholders in the third year following the election of the class. The number of directors of TEK II is currently fixed at four, with Class I comprised of two directors and Classes II and III each comprised of one director.

         In order to place the classes of directors on a staggered basis for purposes of annual elections, the directors in Classes I, II and III will hold office until the first, second and third annual meetings of shareholders, respectively, and until their successors are elected and qualify. Thus, after the meeting to which this Information Statement relates, shareholders will elect approximately one-third of the directors at each annual meeting of shareholders.

          The following individuals were appointed to the Board of Directors of TEK II: Enghe Chimood and Sharming Lin, who will serve as Class I directors and their term of office will expire at the 2002 annual meeting of shareholders; Thomas Yang, who will serve as a Class II director and his term of office will expire at the 2003 annual meeting of shareholders; and Ke-ou Chao, who will serve as a Class III director and his term of office will expire at the 2004 annual meeting of shareholders.

Maryland Unsolicited Takeovers Act (MUTA)

         Maryland Law provides certain protections with respect to unsolicited takeover bids to Maryland corporations that are reporting companies under the Exchange Act and have at least three directors who:

         o        are not officers or employees of the corporation;

         o are not persons seeking to acquire control of the corporation ("Acquiring Persons");

         o are not directors, officers, affiliates or associates of an Acquiring Person; and

         o        were not nominated or designated as directors by an Acquiring
                  Person.


         The provisions are discussed below and are set forth in Subtitle 8 of Title 3 of Maryland Law, which is attached to this Information Statement as Annex IV.


         The Board of Directors of a Maryland corporation can elect to be subject to any or all of the provisions of MUTA by resolution of the Board of Directors without the approval of the shareholders. If a corporation elects to be subject to MUTA, the provisions of MUTA supersede any conflicting provisions of the corporation's charter and bylaws. See "New Charter Anti-takeover Provisions" and "Amendment of Charter and Bylaws".

         The New Charter and Bylaws have reserved the right for the Board of Directors to elect for TEK II to be subject to the provisions set forth in MUTA; however, TEK II's Board of Directors has no present intention to increase the size of the Board. Nevertheless, in the future, if TEK II becomes eligible for the MUTA provisions, the Board of Directors intends to elect for TEK II to be subject to all the provisions of MUTA.

         Removal of Directors

         Under the Present Charter and Bylaws, any director or the entire Board of Directors may be removed, with or without cause, by a majority of all shares then entitled to vote at a meeting. Following TEK II's eligibility and election to be subject to MUTA, shareholders will only be permitted to remove directors for cause and upon a vote of at least 2/3 of all the votes entitled to be cast generally in the election of directors.

         Size of the Board of Directors; Vacancies

         The Present and New Charters and Bylaws provide for a set number of directors. By action of TEK and TEK II's Board of Directors, the current number of directors is fixed at four. Following TEK II's eligibility and election to be subject to MUTA, the number of directors will be fixed from time to time exclusively by the Board, which will not cause the term of any incumbent director to be shortened. Under the Present and New Charters and Bylaws, a vacancy on the Board of Directors caused by the removal of a director may be filled by the shareholders. Following TEK II's eligibility and election to be subject to MUTA, each vacancy on the Board of Directors that results from an increase in the size of the Board of Directors or the death, resignation or removal of a director may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum. Any director so elected by the Board to fill a vacancy would become a member of the same class as the director he or she succeeds and would hold office for the remainder of the term of that class and until his or her successor is elected and qualified.

         Special Meetings of Shareholders

         Under MUTA, a corporation's secretary may call a special meeting of shareholders only on written request of the shareholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting.

         Election Not To Be Subject to MUTA

         Under MUTA, if a corporation elects to be subject to a provision or provisions of MUTA, the provision or provisions will not apply to a corporation to the extent that the corporation subsequently elects not to be subject to the provision or provisions in the same manner in which it previously elected to become subject to the provision or provisions. Because TEK II intends to elect to be subject to all of the provisions of MUTA, when eligible, by resolution of the Board of Directors without shareholder approval, TEK II may only elect to not be subject to a provision of MUTA by a resolution of the Board of Directors.

Objectives And Potential Effects Of Anti-takeover Provisions and Election to be Subject to MUTA

         The Board believes that the provisions of the New Charter that may have anti-takeover effects and the provisions of MUTA will be in the best interests of TEK II and its shareholders because such provisions should enhance the continuity and stability of TEK II's management and the Board's policies. Having a classified board of directors provides that, at any given time, at least 2/3 of the directors will have at least one year of experience as TEK II directors and with its business affairs and operations. New directors will therefore have an opportunity to become familiar with TEK II's affairs and to benefit from the experience of co-members of the Board who have served for longer than one year terms. Although the Board believes TEK has not experienced problems with continuity and stability of leadership and policy to date, it hopes to avoid these problems for TEK II in the future. The Board also believes that classification will enhance TEK II's ability to attract and retain well qualified individuals who are able to commit the time and resources to understand its business affairs and operations. The continuity and quality of leadership that results from a classified board should, in the opinion of the Board, promote the long-term value of TEK II following the Merger.

         The Board also believes that the anti-takeover provisions and the MUTA provisions are in the best interests of TEK II and its shareholders because they should, when adopted, complement the business combination provisions under Maryland Law (see "Business Combination and Control Share Provisions") and reduce the possibility that a third party could effect a sudden or surprise change in control of the Board. Many companies have implemented anti- takeover provisions for this purpose. These provisions are designed to reduce the vulnerability of TEK II to an unsolicited takeover proposal, particularly a proposal that does not contemplate the acquisition of all the TEK II outstanding shares, or an unsolicited proposal for the restructuring or sale of all or part of TEK II; however, such provisions would not prevent a negotiated acquisition with the cooperation of the Board, and a negotiated acquisition could be structured in a manner that would shift control of the Board to representatives of the acquirer as part of the transaction.

         To effect these objectives, under the classified board provisions, at least two annual meetings of shareholders, rather than one, will be required to effect a change in a majority of Board members. The delay afforded by these provisions would help to ensure that the Board, if confronted by a hostile tender offer, proxy contest or other surprise proposal from a third party who has acquired a block of the common stock, will have sufficient time to review the proposal and appropriate alternatives to the proposal, and to act in a manner which it believes to be in the best interest of TEK II and its shareholders. If a potential acquirer were to purchase a significant or controlling interest in TEK II, the acquirer could, if the Board is not classified, quickly obtain control of the Board and thereby remove TEK II's management, which could severely curtail TEK II's ability to negotiate effectively with the potential acquirer on behalf of all other shareholders. The threat of quickly obtaining control of the Board could deprive the Board of the time and information necessary to evaluate the proposal, to study alternative proposals, and to help ensure that the best price is obtained in any transaction which may ultimately be undertaken.

         The MUTA provisions that prevent the removal of directors "without cause" and limit the ability of the shareholders to call a special meeting (at which a director may be removed) also serve to ensure continuity on the Board in the face of a hostile bidder. Specifically, allowing shareholders to remove a director without cause could be used to subvert the protections afforded by the creation of a classified board. One method employed by takeover bidders to obtain control of a Board of Directors is to acquire a significant percentage of a corporation's outstanding shares through a tender offer or open market purchase and to use the voting power of those shares to remove the incumbent directors and replace them with nominees chosen by the hostile bidder, who would be more willing to approve the terms of a merger or other business combination on terms less favorable to the other shareholders of the corporation than those which would have been approved by the removed directors.

         Requiring cause in order to remove a director and limiting the ability of the hostile bidder to call a special meeting precludes the use of this strategy, thereby encouraging potential takeover bidders to obtain the cooperation of the existing Board before attempting a takeover. Likewise, the New Charter provision limiting authority to amend the Bylaws to the Board of Directors serves to prevent a hostile bidder from eliminating the notice and other requirements set forth in the New Bylaws for director nominations. Accordingly, these provisions support the concept of a classified board in its intended effect of moderating the pace of a change in the Board of Directors.

         Also, the Board believes that the classified board, director removal, special meeting and bylaws amendment provisions will properly condition a director's continued service upon his or her ability to serve rather than his or her position relative to a dominant shareholder including existing large shareholders. Prohibiting a shareholder or group of shareholders from forcing rapid change on the Board is an essential part of the overall structure being proposed to encourage individuals or groups who desire to propose takeover bids or similar transactions to negotiate with the Board of Directors. These provisions prevent a shareholder with a majority of the voting power of TEK II from subverting the requirements of the MUTA and anti-takeover provisions.

         An alternative strategy used by some hostile bidders is to make an offer to purchase a corporation and then commence litigation to force the Board of Directors of the corporation to cooperate in the transaction notwithstanding its unwillingness to do so. The constituency provision set forth in the New Charter is designed to strengthen the position of TEK II's Board of Directors in any such litigation. For example, if a hostile bidder alleged in litigation that the Board has an obligation to cooperate with the hostile bidder due to an obligation to obtain the highest possible price for shareholders, the Board's ability to consider the effects of a transaction on other constituencies could serve as a defense. In the face of such defense, the hostile bidder would be forced to negotiate with the Board the terms of any transaction.

         The increase in the amount of authorized stock under the New Charter and the provision in the New Charter permitting the Board to increase TEK II's authorized stock without the approval of shareholders will permit the Board to implement additional anti-takeover provisions in the future, such as a class of preferred stock or a shareholder rights plan. In the face of a hostile bidder, such provisions, if adopted, would serve to complement the MUTA and anti-takeover provisions discussed above.

Potential Disadvantages Of Anti-takeover Provisions and Election to be Subject to MUTA

         The MUTA and anti-takeover provisions discussed above will operate in complementary fashion, to generally delay, deter or impede changes in control of the Board or the approval of certain shareholder proposals which would have the effect of facilitating changes in control of the Board, even if the holders of a majority of the TEK II common stock may believe the change or actions would be in their best interests. For example, classifying the Board will operate to increase the amount of time required for new shareholders to obtain control of TEK II without the cooperation or approval of the incumbent Board, even if the new shareholders hold or acquire a majority of the voting power. Elimination of the right of shareholders to remove directors without cause, increasing the proportion of shareholders necessary to call a special meeting and limiting bylaws changes solely to the Board of Directors may make the removal of any director more difficult (unless the holders of 2/3 of the outstanding TEK II common stock agree and cause is readily apparent), even if the holders of a majority of the outstanding TEK II common stock believe removal to be in their best interests.

         Further, the constituency provision permits the Board to consider the effect a potential acquisition may have on employees, suppliers, customers, and creditors of TEK II and the communities where offices or other establishments of TEK II are located. These constituencies may have interests that are in conflict with the interests of TEK II shareholders and a consideration of their interests may prevent a transaction that the holders of a majority of the outstanding TEK II common stock believe to be in their best interests. The increase in authorized shares in the New Charter and the Board's ability to increase the authorized shares under the New Charter will enable to the Board to implement additional anti-takeover devices that may also serve to prevent a transaction that a majority of shareholders believe to be in their best interests.

         As a result, these provisions could have the effect of making it easier for directors to remain in office for reasons relating to their own self interest, and because the Board has the power to retain and discharge management, also have the effect of making it easier for management to remain in office for reasons relating to their own self interest. Additionally, one of the effects of the anti-takeover provisions may be to discourage certain tender offers and other attempts to change control of TEK II, even though shareholders might feel those attempts would be beneficial to them or to TEK II. Because tender offers for control usually involve a purchase price higher than the prevailing market price, these provisions may have the effect of preventing or delaying a bid for TEK II's shares which could be beneficial to TEK II and its shareholders.

         Even though the MUTA and anti-takeover provisions may have these potential disadvantages, the Board nevertheless believes that the various protections afforded to the shareholders from the inclusion of anti-takeover provisions in the New Charter and a subsequent election to be subject to MUTA outweigh the potential disadvantages.

Tax Consequences

         The proposed Merger will be a tax free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly:

         o no gain or loss will be recognized for federal income tax purposes by TEK shareholders as a result of the Merger; and

         o the basis and holding period for the stock of TEK II received by TEK shareholders in exchange for TEK II common stock will be the same as the basis and holding period of TEK stock exchanged therefor.

         The Merger will have no federal income tax effect on TEK. State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above, and shareholders should consult their own tax advisors as to the effect of the Reincorporation Proposal under applicable state, local or foreign income tax laws.

Vote Required

         Pursuant to Wyoming Law and the Present Charter, the affirmative vote of the holders of a majority of all the votes entitled to be cast on the plan is required for approval of the Merger to effectuate the reincorporation of TEK in Maryland. Requisite shareholder approval of the Reincorporation Proposal also constitutes specific approval of the Merger Agreement, the New Charter and New Bylaws, and of all other transactions and proceedings relating to the Merger, including ratification of the appointment of the directors of TEK II in the classes as set forth under "Classified Board of Directors", the assumption by the surviving corporation of TEK's employee benefit plans and agreements, and TEK's obligations under such plans and agreements.

         As of June 11, 2001, TEK's Board of Directors had received the commitment of a sufficient number and percentage of votes entitled to be cast on the matters described in this Information Statement to approve the corporate actions. A written commitment signed by shareholders owning 58.06% of TEK's outstanding voting power was filed with TEK's corporate Secretary on June 11, 2001. Their voting power is sufficient to satisfy the voting requirements of the Wyoming Business Corporation Act and TEK's Articles of Incorporation and Bylaws. Therefore, your vote is not required to approve the matters described in this Information Statement or to consummate the Merger.

Dissenter's Rights of Appraisal

         Under both Wyoming and Maryland Law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to receive cash equal to the fair market value of the shares held by such shareholder (as determined by a court of competent jurisdiction or by agreement of the shareholder and the corporation), in lieu of the consideration such shareholder would otherwise receive in the transaction.

         TEK's shareholders are afforded dissenters' rights of appraisal under the laws of the State of Wyoming.

         Section 17-16-1302 of the Wyoming Business Corporation Act ("Wyoming Law"), provides that any shareholder, regardless of whether a vote is required, is entitled to dissent from and to obtain payment of the fair value of his shares held in the consummation of any plan if required by W.S. 17-16-1103 or 17-16-1111 or the articles of incorporation and the shareholder is entitled to vote on the merger or consolidation. Under W.S. 17-16-1103, shareholder approval is required to approve the Merger.

         Pursuant to Section 17-16-1320 of Wyoming Law, a corporation is required to send a notice to all shareholders as of the applicable record date, regardless of whether such shareholders are entitled to vote, notifying them that they are entitled to assert dissenters' rights under Wyoming Law. A shareholder who wishes to assert dissenters' rights must deliver to the corporation, before the vote is taken, written notice of intent to demand payment for his shares if the proposed actions are effectuated; and such shareholder may not vote any shares in favor of the proposed actions. In order to assert dissenters' rights, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights is submitted to a vote at a shareholders' meeting, if such approval is required, or as of the effective date of the corporate action, if no such approval is required.

         Pursuant to Section 17-16-1322 of Wyoming Law, the dissenters are required to receive written notice no later than 10 days after the corporate action was taken and the notice must:

         o state the address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;

         o inform holders of uncertificated shares to what extent transfer of the shares will be restricted after payment demand is received;

         o supply a form for demanding payment, that includes the date of the first announcement to the news media or to shareholders of the terms of the proposed corporate action and requires that the dissenter certify whether or not he acquired beneficial ownership of the shares before that date; and

         o set a date by which the corporation must receive the payment demand and by which date certificates for certificated shares must be deposited, which date may not be fewer than 30 nor more than 60 days after the date the required notice is delivered.


         The notice must also advise shareholders that they must have been a shareholder with respect to the shares for which payment is demanded as of the date of the proposed corporate action or its effective date, as outlined above, and such notice must be accompanied by a copy of the dissenters' rights provisions of Wyoming Law. Accordingly, a copy of Article 13 of Wyoming Law is attached to this Information Statement as Annex VI and is incorporated herein by reference.


         The procedure for demanding payment requires a shareholder to:


         o deliver to the corporation a payment demand, which may be in the form outlined above and attached as Annex V, or may be stated in some other written instrument;


         o deposit the certificated shares in accordance with the dissenters' notice; and

         o if required by the corporation in its dissenters' notice, certify that such shareholder was a holder of the shares for which demand of payment has been made on the date of submittal of the proposed corporate action to the shareholders, or the effective date, if no such approval was required.

         Upon receipt of a demand for payment from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing these shares, the corporation may restrict the transfer of these shares until the proposed corporate action is taken, or 60 days, in the event such action is abandoned. See Sections 17-16-1324 and 1326.


         Section 17-16-1325 provides that the corporation must pay each dissenter who complied with all of the provisions of the Wyoming Law and, subject to certain restrictions relating to shares acquired after the announcement of the proposed corporate action as provided in Section 17-16-1327, the amount the corporation estimates to be the fair value of his shares, plus accrued interest. Each payment made must be accompanied by the corporation's balance sheet for the end of its most recent fiscal year, and if not available, a fiscal year ending not more than 16 months before the date of payment; an income statement for such period; a statement of changes in shareholder's equity; and the latest available interim financial statements, if any. The corporation must also provide a statement of the corporation's estimate of the fair value of the shares, an explanation of how the interest was calculated, a statement of the dissenters' right to demand payment under Section 17-16-1328, and a copy of Article 13 of Wyoming Law. Accordingly, a copy of Article 13 is attached as Annex VI to this Information Statement and is incorporated herein by reference.


         Section 17-16-1328 of Wyoming Law provides that a dissenter who has not accepted an offer made by the corporation pursuant to Section 17-16-1327 of Wyoming Law may notify the corporation in writing of the shareholder's own estimate of the fair value for the shares and demand payment of this estimated amount, plus interest, if:

         o the shareholder believes the amount offered is less than the fair value;

         o the corporation failed to make payment of its fair value within 60 days after the date set by the corporation for payment; or

         o the corporation, having failed to take the proposed corporate action, does not return the deposited certificates or release any transfer restrictions imposed on uncertificated shares.

         A dissenter waives his right to demand payment under Section 17-16-1328 unless he notifies the corporation of his demand in writing within 30 days after the corporation made or offered to pay the fair value of the shares.

         If a demand under Section 17-16-1328 remains unresolved, the corporation must commence a proceeding within 60 days after receipt of the counter-payment demand from the dissenting shareholder and petition the court to determine the fair value of the shares and the amount of interest; if the corporation does not commence the proceeding within the 60 day period, it must pay each dissenter whose demand remains unresolved the amount demanded. Any such action shall be brought in the district court in the county where the corporation maintains its registered office (Cheyenne, Wyoming), and all dissenters who have satisfied all requirements of any counter- proposal for the payment of the fair value of their shares and whose demands remain unresolved, must be made party to the action. The court may appoint one or more persons to determine the fair value of the shares, and each dissenter made party to the proceeding is, entitled to judgment for the amount, if any, by which the court finds the fair value of the shares, plus interest, exceeded the amount paid by the corporation; or the fair value, plus interest, of the dissenters' after acquired shares for which the corporation elected to withhold payment under
Section 17-16-1327. The court may assess costs and counsel fees, including the reasonable compensation expenses of appraisers appointed by the court. These fees will be assessed against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds that the dissenters acted arbitrarily, vexatiously or not in good faith in making demand for payment of the fair value of their shares. The court may also assess fees and expenses of counsel, in amounts the court finds equitable, against the corporation and in favor of any or all dissenters if the court finds that the corporation did not substantially comply with the requirements of Sections 17-16-1320 through 17-16-1328 or against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith. If the court finds that the services of counsel for any dissenters were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefitted. See Section 17-16-1331.

         As of June 11, 2001, TEK's Board of Directors had received the commitment of a sufficient number and percentage of votes entitled to be cast on the matters described in this Information Statement to approve the corporate actions. A written commitment signed by shareholders owning 58.06% of TEK's outstanding voting power was filed with TEK's corporate Secretary on June 11, 2001. Their voting power is sufficient to satisfy the voting requirements of the Wyoming Business Corporation Act and TEK's Articles of Incorporation and Bylaws. Therefore, your vote is not required to approve the matters described in this Information Statement or to consummate the Merger.


         The information contained in this Information Statement, the Form of Dissenting Shareholders' Payment Demand Form which is attached to this Information Statement as Annex V and Article 13 of Wyoming Law which is attached to this Information Statement as Annex VI, constitute the only notice any dissenting shareholder will be provided under Wyoming Law relative to dissenting shareholders' rights of appraisal.


                     VOTING SECURITIES AND PRINCIPAL HOLDERS

         As of Friday, June 1, 2001, the record date for the determination of holders of TEK's voting power entitled to notice of and to vote at the meeting and any adjournment of the meeting, a total of 25,132,532 shares of common stock were outstanding and 2,036,495 shares of Series A, Voting Convertible Preferred Stock were outstanding. The combined classes of stock are entitled to a total of 31,242,017 votes on the matters to be voted on at the meeting.

         The following table sets forth the shareholdings of TEK's directors and executive officers and those persons who owned more than 5% of TEK's voting stock as of the record date:

                                                                                          PERCENT OF
                                                                                         OUTSTANDING
                                                          PERCENT OF       SHARES OF      SHARES OF
                                                          OUTSTANDING      SERIES A      CONVERTIBLE
                                           SHARES OF      SHARES OF      CONVERTIBLE     SERIES A
                                            COMMON          COMMON         SERIES A       PREFERRED           TOTAL
                                             STOCK           STOCK         PREFERRED        STOCK          PERCENT OF
               NAME AND ADDRESS           BENEFICIALLY    BENEFICIALLY        STOCK      BENEFICIALLY         VOTING
                 OF 5% HOLDER                OWNED         OWNED (1)       OWNED (2)      OWNED (3)       OWNERSHIP (4)
                 ------------                -----         ---------       ---------      ---------       -------------
Glocom, Inc.                               1,073,468        4.27           357,823         17.57             6.87
20010 Century Blvd, Suite 300
Germantown, MD 20874

Tseng Yun Tsai                            10,000,000        39.79               --           --              32.01
218 Sec. 2 Tun
Hwa S. Rd.
Taipei, Taiwan

Enghe Chimood                                971,664        3.87           323,888         15.90             6.22

Thomas Yang (5)                            1,127,780        4.49           375,927         18.46             7.22


                                                                                                PERCENT OF
                                                                                                OUTSTANDING
                                                             PERCENT OF       SHARES OF          SHARES OF
                                                             OUTSTANDING       SERIES A         CONVERTIBLE
                                             SHARES OF        SHARES OF      CONVERTIBLE          SERIES A
                                              COMMON           COMMON         SERIES A            PREFERRED          TOTAL
                                              STOCK            STOCK         PREFERRED             STOCK           PERCENT OF
    NAME AND ADDRESS                       BENEFICIALLY     BENEFICIALLY        STOCK           BENEFICIALLY         VOTING
      OF 5% HOLDER                            OWNED           OWNED (1)       OWNED (2)           OWNED (3)        OWNERSHIP (4)
      ------------                         ---------         ---------       ---------           ---------        -------------
Ke-ou Chao                                      896,458        3.57             298,820             14.67             5.74

Sharming Lin                                         --          --                  --                --               --

Executive Officers and Directors,             2,995,902        11.93            998,635             49.03             19.18
as a Group (4 persons)

---------------------------------------
(1)      Percentage calculated based on 25,132,532 shares of common stock issued and outstanding. Calculation excludes common stock issuable upon conversion of preferred shares of which 1,003,162 are currently convertible into shares of common stock at a
         6:1 ratio. Calculation also excludes outstanding stock options. (See "Mergers, Consolidations, Acquisitions and Similar
         Matters - Share Conversion".)

(2)      The Series A voting convertible preferred shares are eligible for conversion into shares of common stock at a rate of six shares of common stock for each share of preferred stock owned under certain conditions as described below.

(3)      Each share of Serie A voting convertibl preferred stock entitles its holder to cast three votes on every matter placed befor shareholders for consideration. Each share of common stock entitles its holder to one vote. As a result, percentages are calculated based on a total of 6,109,48 votes for all outstanding Series voting convertible preferred stock and
         25,132,532 votes fo common stock outstanding.

(4)      The Series A voting convertible preferred shares are eligible for conversion into shares of common stock at varying conversion ratios for each share of preferred stock owned under certain conditions. As a result, total percentages are calculated based on the sum of 1,003,162 shares of outstanding Series A voting convertible preferred stock being converted into 6,018,972 shares of common stock and 6,109,485 eligible votes on each matter placed before shareholders for consideration.

(5)      Includes 400,000 shares owned individually by Mr. Yang's spouse and 200,000 owned by Mr. Yang as custodian for his minor son.

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

MANAGEMENT

         TEK's bylaws provide for a Board of Directors consisting of one to five directors. Currently, our Board consists of four directors. Each director is elected to serve for a one-year term, until the next annual meeting of stockholders and until his successor has been duly elected and qualified. The Board of Directors elects officers annually. Generally, officers serve at the Board's discretion, except that Messrs. Chimood, Yang and Chao each have an employment agreement to serve as officers until June 30, 2002. Also, we may enter into employment agreements with other officers.

         Pursuant to TEK's merger in 1998 with Diversified Technologies, Inc., Messrs. Yang, Chimood and Chao are serving as directors and executive officers until July 6, 2001. Further pursuant to the 1998 merger agreement, the former ATC LLC members also agreed to vote all of their shares in favor of electing the above-mentioned persons to the Board of Directors through July 2001. This agreement also provided for the selection of a fourth director to serve for the three-year period following the merger. Mr. Robert Clarke originally served as the fourth director but resigned effective September 7, 1999, and was not replaced. However, on May 21, 2001, TEK entered into an investment arrangement with First International Computer Inc., the parent to Formosa Industrial Computing. As part of the financing transaction, Mr. Sharming Lin, the Chief Executive Officer of Formosa Industrial Computing, was appointed to TEK's Board of Directors.

         In addition, under the private placement subscription agreement with Tseng Yun Tsai, Mr. Tsai has the right to appoint one director to our Board of Directors annually and the right to appoint two directors to our Board of Directors annually upon the exercise of all of the warrants purchased by Mr. Tsai, subject to shareholders' approval. Currently, Mr. Tsai has the right to appoint two directors, subject to the approval of the shareholders.

Directors and Executive Officers

         The following table sets forth the names, ages and positions within TEK of our directors and executive officers.


    ----------------------------------- ------------------------- -------------------------------------------
                   NAME                  AGE AS OF JUNE 1, 2001                    POSITION
    ----------------------------------- ------------------------- -------------------------------------------
    Enghe Chimood                                  47             Co-Chairman of the Board, Chief Executive
                                                                  Officer and President
    ----------------------------------- ------------------------- -------------------------------------------
    Thomas Yang                                    49             Co-Chairman of the Board, Chief Operating
                                                                  Officer
    ----------------------------------- ------------------------- -------------------------------------------
    Ke-Ou Chao                                     43             Director, Chief Technical Officer, and
                                                                  Corporate Secretary
    ----------------------------------- ------------------------- -------------------------------------------
    Sharming Lin                                   54             Director
    ----------------------------------- ------------------------- -------------------------------------------


         The following descriptions set forth the length of service of each of our directors and executive officers and the principal occupations of these individuals during the past five years.

Enghe Chimood, Chief Executive Officer; President and Co-Chairman of the Board
-------------------------------------------------------------------------------

         Mr. Chimood, one of our founders, has served as an executive officer of ours since ATC LLC's inception in December 1995. He currently serves as our Chief Executive Officer and president and is responsible for the overall management of the company. Mr. Chimood has extensive experience in the design and development of telecommunications products based on embedded distributed microprocessors. Prior to founding our company, Mr. Chimood spent more than 13 years in related senior management and technical management positions with Hughes

Network Systems, GTE Telenet Communications Corporation, Pilot Research Associates and, most recently, Orbital Communications Corporation, where he was employed from 1992 to 1995 as a principal engineer.

         Mr. Chimood holds a B.S. degree in Electrical Engineering from National Taiwan University and a M.S. degree in Computer Science from the Georgia Institute of Technology. He also completed all the course work necessary to earn his Ph.D. in Engineering Administration from George Washington University, but has yet to prepare his doctoral dissertation.

Thomas Yang, Chief Operating Officer; Co-Chairman of the Board
---------------------------------------------------------------

         Mr. Yang, one of our founders, currently serves as our Chief Operating Officer and has served our company and its predecessor, ATC LLC, in various executive capacities since ATC LLC's formation. Mr. Yang is responsible for our day to day management and customer support. Mr. Yang also provides marketing/sales support to the Pacific Rim countries of China, Taiwan, and Hong Kong due to his relationships with key individuals in these regions. Mr. Yang has extensive experience in the management, design, development and network integration of large-scale networking products, including digital and hybrid switching systems for packet-based wide area networks. Prior to founding our company, Mr. Yang amassed nearly 20 years of experience in voice and data communications, holding key management positions for industry leaders including Bell Atlantic, IBM, GTE Telenet Communications Corporation and Data General. Mr. Yang was the Director of Engineering at I-NET from January1995 to February1996 and a Network Project Manager for Bell Atlantic from February 1996 to April 1996. He also served as Program Manager for Glocom, Inc. from 1996 to 1998.

         Mr. Yang received a B.S. Electrical Engineering degree from the University of Illinois and an M.S. Electrical Engineering degree from George Washington University.

Ke-Ou Chao, Vice President, Engineering; Chief Technical Officer; Director; Corporate Secretary
---------------------------------------------------------------------------

         Mr. Chao, one of our founders, currently serves as our Vice President of Engineering, Chief Technical Officer, and Corporate Secretary and is responsible for leading the development of all hardware and software for our products. He has served in various executive positions at our company and its predecessor, ATC LLC, since ATC LLC's formation in December 1995. Mr. Chao has extensive experience in the design, implementation and testing of telecommunication products based on embedded distributed microprocessors. In addition, Mr. Chao has extensive related experience, having spent more than 15 years in senior development and management positions at leading networking companies such as GTE Telenet Communications Corporation, Hughes Network Systems, Data General and Pulsecom. Mr. Chao served as Principal Software Engineer at Pulsecom from January 1991 to May 1996. Major accomplishments include developing TCP/IP, SONET, and ATM product lines.

         Mr. Chao received his M.S. Electrical Engineering degree from George Washington University.

Sharming Lin, Director
----------------------

         Mr. Lin joined the Board on May 21, 2001. He has been the Chief Executive Officer of Formosa Industrial Computing, Inc.,a Taiwanese company since 1985. Between 1981and 1984, Mr. Lin was a Vice President of Engineering at Formosa Industrial Computing, Inc. Currently, Mr. Lin also provides computer consulting services to several Taiwanese companies.

         Mr. Lin received a B.S.E.E. degree from National Chaio-Tung University and a MS CSc from Northwestern University.

         Advisory Board

         On October 1, 1999, TEK's Board of Directors authorized the establishment of a five member advisory board to assist our management team in shaping our business, technology, and product strategies. The role of the advisory board includes the following:

         o    provide strategic guidance to our management team;

         o solicit and present an objective "outside view" from peers in and out of the advisory board members' respective industries;

         o counsel management on a regular basis on issues such as organizational structure, infrastructure, governance, growth opportunities, market position and other issues vital to the success of the company; and

         o provide our management with leads on talented individuals needed to fill key positions.


         We anticipate that this group will be comprised of industry leaders and notable industry consultants who can lend their extensive industry and business experience to our management team. On November 29, 1999, the Board of Directors appointed Joseph A. Crupi as the first member of our advisory board. Mr. Crupi is the President and CEO of Telogy Networks, Inc., a Texas Instrument company. As compensation for his board membership, Mr. Crupi was granted an option to purchase 30,000 shares of our common stock with an exercise price of $.50 per share. Twenty-five percent, or 7,500, of the total number of options granted vest every three months beginning on November 29, 1999. Mr. Crupi also receives a $300 per diem for each advisory board meeting attended at our offices. Further, Mr. Crupi will be reimbursed for his travel expenses incurred in furtherance of our business.

Committees of the Board of Directors

                  The Board of Directors is empowered by the corporation's Articles of Incorporation and bylaws to oversee all of the corporation's and its subsidiary's business, property, and affairs. Although the Board is authorized to delegate certain responsibilities to various committees, the Board typically performs all oversight functions through meetings and action by written consent. TEK's Board of Directors has, at present, no standing committees. The corporation does not maintain a nominating or compensation committee. The corporation, as a registered company whose common stock is traded on the OTC BB, is also subject to the SEC's and NASD's rules and regulations.

                  During 2000, TEK's Board of Directors held 8 meetings whereby Directors may participate in person or via telephonic conference call. Each director attended at least 75% of the Board meetings.

                             EXECUTIVE COMPENSATION

          The following table sets forth all compensation awarded to, earned by, or paid to our Chief Executive Officer and our other officers for their services in all capacities rendered during 2000, 1999 and 1998.



                           SUMMARY COMPENSATION TABLE

      NAME                        PRINCIPAL POSITION          YEAR                SALARY        BONUS            OPTIONS
      ----                        ------------------          ----                ------        -----            -------
Enghe Chimood              Chief Executive Officer,           2000              $   70,500        --                --
                           President and Co-Chairman of       1999                  71,015        --                --
                           the Board of Directors             1998                  56,193        --                --



Thomas Yang                Chief Operating Officer and        2000                  72,807        --                --
                           Co-chairman of the Board of        1999                  78,652        --                --
                           Directors                          1998                  46,537        --                --



Ke-ou Chao                 Chief Technical Officer,           2000                  72,808        --                --
                           Secretary and Director             1999                  70,769        --                --
                                                              1998                  56,193        --                --

          The amount of other annual compensation received by each named executive officer consisted primarily of the use of company-owned vehicles and did not exceed either $50,000 or 10% of each executive's annual salary and bonus.

Executive Employment Agreements

          On April 22, 1999, TEK entered into an executive employment agreement with Thomas Yang, and on January 20, 2000, TEK entered into executive employment agreements with Ke-ou Chao and Enghe Chimood. The agreements terminate on June 30, 2002, without a renewal option. During the term of the agreements, Mr. Chimood will serve as Chief Executive Officer and Co-Chairman the Board; Mr. Yang will serve as Chief Operating Officer and Co-Chairman of the Board; and Mr. Chao will serve as Vice President, Engineering and Director.

          The executives are required to devote substantially all of their business time and effort to TEK's business. Under the agreements, the executives receive the following annual base salaries:

                                  Enghe Chimood              Thomas Yang              Ke-ou Chao
                                  -------------              -----------              ----------
4/22/99 to 6/30/99                     N/A                 $60,000, prorated               N/A
7/1/99 to 6/30/00                      N/A                      $70,000                    N/A
1/20/00 to 6/30/01              $70,000, prorated                 N/A              $70,000, prorated
7/1/00 to 6/30/01                 $150,000 (1)               $150,000 (1)             $150,000 (1)
7/1/01 to 6/30/02                   $170,000                   $150,000                 $150,000
-----------------

(1) In July 2000, this executive decided to defer $80,000 of his base salary, for the period beginning July 1, 2000 and ending June 30, 2001, until a later date.

         In addition, under the terms of the agreements, the above executives receive customary employee benefits which include health and life insurance and use of a company leased vehicle.

         The employment agreements also contain provisions in the event of a change in control if the executive's employment is involuntarily terminated, without serious cause and without breach of the agreement's non-compete, confidentiality and certain other provisions, by the entity acquiring control of TEK. TEK must pay the executive his earned but unpaid base salary and incentive compensation as of the date of termination and any shares of series a voting convertible preferred stock owned by the executive will automatically convert into shares of TEK common stock. The merger between TEK and TEK II will not trigger the executives' change in control provision.

OPTION GRANTS AND OPTION EXERCISES IN FISCAL YEAR 2000

         TEK did not grant any of the executives named in the Summary Compensation Table any stock options in 2000; and, none of the named executives exercised any options during 2000.

Directors' Compensation

         The directors receive no cash compensation for their services as directors. Directors Chimood, Yang and Chao are also executive officers and receive salaries and other compensation as described above. Mr. Lin was appointed to the Board of Directors on May 21, 2001 and has received no cash compensation, but may receive stock options, for his services as a director.

1997 Employee Stock Compensation Plan


         TEK's predecessor, Diversified Technologies, Inc., adopted the 1997 Employee Stock Compensation Plan (the ESC Plan) for employees, officers, directors and advisors to the company on January 18, 1997. This plan was assumed by TEK in July 1998 and currently remains in effect. Under the terms of the ESC Plan, 1,000,000 shares of common stock were reserved for issuance upon the grant of awards under this plan. The ESC Plan will be terminated on the Effective Date of the Merger and no further awards will be made under this plan. The Board of Director's Compensation Committee (or the full Board) administers the ESC Plan and has sole power to award common shares pursuant to the plan. Awards of ESC Plan shares may be made as compensation for services rendered, directly or in lieu of other compensation payable, as a bonus in recognition of past service or performance, or may be sold to eligible persons. ESC Plan shares awarded other than for services rendered may not be sold for less than their fair value on the grant date. As of March 31, 2001, 192,000 common shares had been awarded under this plan.


1997 Compensatory Stock Option Plan


         TEK's predecessor, Diversified Technologies, Inc., adopted the 1997 Compensatory Stock Option Plan (the CSO Plan) for employees on January 18, 1997. This plan was assumed by TEK in July 1998 and currently remains in effect. Under the terms of the CSO Plan, as modified in 1999, 4,500,000 shares of common stock were reserved for issuance upon the exercise of options granted under this plan and TEK's 1999 New Hired Employee Stock Compensation policy. The CSO Plan provides for the issuance of non-statutory stock options that are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The CSO Plan will be terminated on the Effective Date of the Merger and no further awards will be made under this plan. Currently, the full Board administers the plan. CSO Plan options may be granted at exercise prices determined by the Board of Directors, but the exercise price may not be less than 85% of the fair market value of the common stock on the date of the option grant. As of March 31, 2001, 1,414,749 options had been granted under this plan and 965,139 options were exercisable.


2001 Omnibus Stock Plan


         On June 18, 2001, TEK II's Board of Directors adopted the 2001 Omnibus Stock Plan (the Omnibus Plan) for directors, consultants, officers and other employees, vendors and strategic partners. Under the terms of the Omnibus Plan, 10,000,000 shares or options to purchase shares were authorized for issuance under the plan. The Omnibus Plan authorizes grants of restricted stock, incentive stock options, non-qualified stock options, stock appreciation rights, phantom stock or performance awards. The Omnibus Plan expires ten years after the adoption of the plan and is administered by the Board of Directors or the Board's Compensation Committee. As of the date of this Information Statement, no shares or options to purchase shares have been granted under this plan.


                              INDEPENDENT AUDITORS

         Grant Thornton LLP, Certified Public Accountants, served as TEK's independent auditors for the 2000 fiscal year. TEK has been advised by Grant Thornton LLP that none of its members have any financial interest in the corporation. In addition to performing customary audit services, Grant Thornton LLP assisted the corporation with preparation of their federal and state tax returns, and provided assistance in connection with regulatory matters, charging TEK for such services at its customary hourly billing rates. These non-audit services were approved by the corporation's Board of Directors after due consideration of the effect of the performance thereof on the independence of the auditors and after the conclusion by the corporation's Board of Directors that there was no effect on the independence of the auditors. The Board of Directors has engaged Grant Thornton LLP as the corporation's independent auditors for the fiscal year ending December 31, 2001.


          Pursuant to disclosure rules adopted by the SEC regarding independent public accountants, in 2000, Grant Thornton LLP billed TEK for the following professional services:

Audit Fees

         The aggregate fees billed for professional services rendered by Grant Thornton LLP for the audit of our annual consolidated financial statements for the year ended December 31, 2000, and the SAS 71 quarterly reviews of the condensed financial statements were $90,112.

Financial Information Systems Design and Implementation Fees

         There were no fees billed for information technology services rendered by Grant Thornton LLP during the year ended December 31, 2000.

All Other Fees

         The aggregate fees billed for all non-audit services including fees for audits of December 31, 1999 and 1998 financial statements and assistance with SEC regulatory and tax-related services rendered by Grant Thornton LLP during the year ended December 31, 2000 totaled $137,956.

         TEK's Board of Directors considered whether the services provided under other non-audit services are compatible with maintaining the auditor's independence.


            MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

         TEK has executed an Agreement and Plan of Merger, whereby TEK will merge with and into TEK II, with TEK II being the surviving corporation. This discussion summarizes certain aspects of the Merger. This summary is not intended to be a complete description of the Merger Agreement and related transactions and is qualified in its entirety by reference to the Merger Agreement attached to this Information Statement as Annex I.

Merger and Surviving Corporation

         TEK will merge with and into TEK II; TEK II will be the surviving corporation and the separate existence of TEK shall cease. Until amended, modified or otherwise altered, the Articles of Incorporation of TEK II shall continue to be the Articles of Incorporation of the surviving corporation and the Bylaws of TEK II shall become the Bylaws of the surviving corporation.

Share Conversion

         On the Effective Date of the Merger, each issued and outstanding share of TEK common stock will be converted into one share of TEK II common stock, no par value per share, and each issued and outstanding share of TEK Series A, Voting Convertible Preferred Stock will be converted into one share of TEK II Series A, Voting Convertible Preferred Stock, no par value per share.

         TEK's Articles of Incorporation, as amended, provide that, if TEK enters into a "reorganization", including a merger where TEK is not the surviving corporation, each share of Series A preferred stock issued and outstanding on the Effective Date of the Merger will be converted into the number and kind of shares that will be received by a person holding the number of TEK common shares into which the shares of Series A preferred stock will be convertible on the Effective Date of the Merger. As of the date of this Information Statement, 1,033,334 shares (or 1/2 of the issued and outstanding shares of Series A preferred stock) are eligible for conversion into shares of TEK's common stock at a 6:1 ratio. Of those shares currently eligible for conversion, 30,172 Series A shares have been converted into shares of TEK common stock. Pursuant to a written waiver of conversion rights executed by all Series A preferred shareholders, at the Effective Date of the Merger, the remaining 1,033,333 shares of Series A preferred stock will not immediately become convertible into shares of TEK II's common stock, but rather, will retain the same rights, including conversion rates and conditions, in TEK II.

Survivor's Succession to Corporate Rights

         The surviving corporation will possess all the rights, privileges, powers and franchises of a public and a private nature, and be subject to all of TEK's restrictions, disabilities and duties. All TEK's property, real, personal, and mixed, and all debts due to TEK on whatever account, as well as for stock subscriptions and other things in action or belonging to TEK will be vested in the surviving corporation. All property, rights, privileges, powers and franchises, and all and every other interest will be thereafter the property of the surviving corporation as they were of TEK, and the title to any real estate vested by deed or otherwise in TEK will not revert or be in any way impaired by reason of the Merger. However, all rights of creditors and all liens upon any TEK property will be preserved unimpaired, and all debts, liabilities and duties of TEK will thenceforth attach to the surviving corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. Specifically, but not by way of limitation, the surviving corporation will be responsible and liable to dissenting shareholders who are accorded and who preserve rights of appraisal as required by Wyoming Law; and any action or proceeding whether civil, criminal or administrative, pending by or against TEK will be prosecuted as if the Merger had not taken place, or the surviving corporation may be substituted in such action or proceeding.

Survivor's Succession to Corporate Acts, Plans, Contracts and Similar Rights

         All TEK's corporate acts, policies, contracts, approvals and authorizations, its shareholders, its Board of Directors, committees, elected or appointed by its Board of Directors, and its officers and agents, which were valid and effective immediately prior to the Effective Date of the Merger, will be taken for all purposes as the acts, policies, contracts, approvals and authorizations of the surviving corporation and will be effective and binding thereon.

Survivor's Rights to Assets, Liabilities, Reserves, etc.

         TEK's assets, liabilities, reserves and accounts will be recorded on the books of the surviving corporation at the amounts at which they, respectively, are carried on TEK's books, subject to such adjustments or eliminations of inter-company items as may be appropriate in giving effect to the Merger.

Directors and Officers

         TEK's directors and officers, who are the same as the surviving corporation's directors and officers, will remain the directors and officers of the surviving corporation.

Principal Office

         TEK's principal office, which is the same as the principal office of the surviving corporation, will remain the principal office of the surviving corporation.

Adoption

         The Merger must be adopted by the affirmative vote of at least a majority of all the TEK votes entitled to be cast on the Merger.

Appraisal Rights and Notification

         TEK shareholders will be accorded all rights, privileges and be subject to all of the obligations contained within Wyoming Law regarding rights of appraisal, and the surviving corporation will be obligated to notify TEK's shareholders as provided therein.

Effective Date

         The Effective Date of the Merger will be the date when the Articles and Certificate of Merger are filed and accepted by Maryland's State Department of Assessments and Taxation and at such time as all applicable provisions of Maryland and Wyoming Law have been met.

Delivery of Shares

         On the Effective Date of the Merger, the separate existence of TEK will cease and TEK II will be the surviving corporation. Each share of TEK's common stock issued and outstanding immediately prior to the Effective Date will, by virtue of the Merger, be converted into one share of TEK II common stock, no par value. At the Effective Date, certificates, which immediately prior to the Effective Date represented shares of TEK's common stock, will be deemed for all purposes to represent the same number of shares of TEK II common stock. It is not necessary for TEK shareholders to exchange their existing stock certificates for TEK II stock certificates. However, when outstanding TEK stock certificates are presented for transfer after the Merger, new stock certificates, representing shares of TEK II common stock, will be issued. New stock certificates will also be issued upon the request of a shareholder, subject to normal requirements as to proper endorsement, signature, guarantee, if required, and payment of applicable taxes, if any.

Financial Information

         Neither TEK nor TEK II has engaged in any extraordinary restructuring or reorganization transactions or asset transfer in connection with or in anticipation of the change of domicile. TEK II is a wholly-owned subsidiary of TEK, incorporated solely to facilitate the Merger and reincorporation. Management believes that financial information regarding TEK and TEK II is not material to a determination of whether TEK should change its domicile from the State of Wyoming to the State of Maryland. Upon consummation of the Merger, TEK II's financials will be those of TEK.

Regulatory Requirements

         With the exception of filings to be made with the Secretary of State of the State of Wyoming and the Maryland State Department of Assessments and Taxation, no federal or state regulatory requirements must be complied with or approvals must be obtained in connection with the Merger and change of domicile.

Reports, Opinions or Appraisals

         No report, opinion or appraisal has been sought in connection with the Merger and change of domicile.

Past, Present or Proposed Material Contracts

         In addition to the Merger Agreement, the material terms of which are set forth in this section of the Information Statement and in its entirety as Annex I, on May 21, 2001, TEK entered into an investment arrangement with First International Computer Inc., the parent company of TEK's strategic partner Formosa Industrial Computing. The financing arrangement is in the form of a six month, 6% convertible note. As part of the transaction, Mr. Sharming Lin, Formosa Industrial Computing's Chief Executive Officer, was appointed to TEK's Board of Directors.

                  INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
                           TO MATTERS TO BE ACTED UPON

         No director, officer, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holding or otherwise, in the change of domicile from the State of Wyoming to the State of Maryland, which is not shared by all other shareholders, pro rata, and in accordance with their respective interests in TEK.

                        VOTING REQUIREMENT AND PROCEDURES

         Under Wyoming Law, a quorum is required for the transaction of business. The presence of a majority of the shares of TEK's stock entitled to vote at a meeting constitutes a quorum. Each TEK common stock shareholder is entitled to one vote for each share of common stock held and each TEK Series A preferred stock shareholder is entitled to three votes for each share of Series A preferred stock held. Each director must be elected by the shareholders by a plurality vote. The Reincorporation Proposal, including the Merger Agreement, must be approved by the shareholders who hold at least a majority of TEK's voting power. Abstentions will not be considered in the tallying of votes.

         As of June 11, 2001, TEK's Board of Directors had received the commitment of shareholders owning 58.06% of TEK's voting power, which is sufficient to transact business at the annual meeting and to approve the corporate actions described in this Information Statement. Thus, at TEK's annual meeting, Enghe Chimood, Thomas Yang, Ke- ou Chao and Sharming Lin will be elected directors of TEK and the Reincorporation Proposal, including the Merger Agreement and related transactions, pursuant to which TEK will change its domicile from the State of Wyoming to the State of Maryland will be adopted, ratified and approved by the requisite voting requirements of Wyoming Law and TEK's Articles of Incorporation and Bylaws. No further consents, votes or proxies are needed, and none are requested.

                                     ANNEXES


I. Agreement and Plan of Merger between TEK DigiTel Corporation and TEK DigiTel Corporation II, dated June 18, 2001.

II.      Articles of Incorporation of TEK DigiTel Corporation II.

III.     Bylaws of TEK DigiTel Corporation II.

IV.      MUTA Provisions.

V.       Form of Dissenting Shareholder's Payment Demand Form.

VI.      Sections 17-16-1301 through 17-16-1328 of Wyoming Law.

                                     ANNEX I

                          AGREEMENT AND PLAN OF MERGER
                                     BETWEEN

                             TEK DIGITEL CORPORATION
                                       AND


                           TEK DIGITEL CORPORATION II
                               DATED June 18, 2001

                                                                         ANNEX I

                          AGREEMENT AND PLAN OF MERGER


      THIS AGREEMENT AND PLAN OF MERGER ("Merger Agreement") dated as of June 18, 2001, is entered into by and between TEK DIGITEL CORPORATION II, a Maryland corporation ("TEK II"), and TEK DIGITEL CORPORATION, a Wyoming corporation ("TEK").


         A. TEK II was formed as a wholly-owned subsidiary of TEK in connection with a proposal for the reorganization of TEK approved by TEK's board of directors.

         B. The reorganization of TEK is to be effected by merging TEK with and into TEK II and causing the shareholders of TEK to become the shareholders of TEK II, with TEK II being the surviving corporation, and with each outstanding share of common stock of TEK being deemed at the effective time of the merger to be one share of common stock of TEK II.

         C. The Maryland General Corporation Law (the "Maryland Law") and the Wyoming Business Corporation Act (the "Wyoming Law") permit the reorganization of TEK into TEK II provided that TEK and TEK II each adopts a plan of merger which sets forth the terms and conditions of the proposed merger, the mode of carrying the merger into effect, the manner and basis of converting the shares of each corporation into shares or other securities or obligations of the surviving corporation and other applicable provisions.

         D. The boards of directors of TEK and TEK II have determined that it is advisable and in the best interests of the shareholders that TEK merge with and into TEK II upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the change in domicile of TEK in the State of Maryland, and have approved this Merger Agreement.

         E. The parties intend by this Merger Agreement to effect a "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended.

         In consideration of the premises and the agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, TEK and TEK II hereby agree as follows:

         1.       Merger.

                  TEK shall merge with and into its wholly-owned subsidiary, TEK II and TEK II shall be the surviving corporation (the "Merger"). TEK II is hereinafter sometimes referred to as the "Surviving Corporation". Provided the conditions set forth in paragraph 7 have been met, the Merger shall become effective as of the date of the later to occur of the filing of Articles of Merger with the Secretary of State of Wyoming in accordance with the Wyoming Law and the date of the filing of Articles of Merger with the Maryland State Department of Assessments and Taxation in accordance with the Maryland Law and any requisite waiting periods.

         2.       Manner and Basis of Converting Shares.

                  TEK II has authority to issue 120,000,000 shares of capital stock, initially classified as 100,000,000 shares of common stock, no par value per share, and 20,000,000 shares of preferred stock, no par value per share, of which TEK II is authorized to issue 2,100,000 shares of Series A, Voting Convertible Preferred Stock, no par value per share. TEK II has 100 shares of common stock issued and outstanding, all of which are owned by TEK. TEK II does not have any preferred stock issued and outstanding. TEK has authority to issue the following shares of capital stock: (i) 50,000,000 shares of common stock, no par value per share, of which 25,132,532 shares were issued and outstanding as of June 1, 2001; (ii) 20,000,000 shares of preferred stock, no par value, of which no shares other than the Series A, Voting Convertible Preferred Stock next described are outstanding; and (iii) 2,100,000 shares of Series A, Voting Convertible Preferred Stock, $.001 par value per share, of which 2,036,495 were issued and outstanding as of June 1, 2001. Upon the Merger becoming effective, (a) each outstanding share of common stock of TEK shall immediately be deemed to be one share of common stock of TEK II without an exchange of certificates or any action on the part of the shareholders thereof; (b) the 100 shares of common stock of TEK II owned by TEK, that shall then be owned by TEK II by virtue of the Merger, shall be retired and resume the status of authorized and unissued shares and any capital represented by such shares shall be eliminated; and (c) each outstanding share of Series A, Voting Convertible Preferred Stock of TEK shall immediately be deemed to be one share of Series A, Voting Convertible Preferred Stock of TEK II without an exchange of certificates or any action on the part of the shareholders thereof.

         3.       Articles of Incorporation and Bylaws.

                  The Articles of Incorporation and Bylaws of TEK II in effect on the effective date of the Merger shall be the Articles of Incorporation and Bylaws of TEK II as the Surviving Corporation until further amended in accordance with the Maryland Law.

         4.       Officers and Directors.

                  The persons who are executive officers of TEK II immediately prior to the effective time of the Merger shall be the executive officers of the Surviving Corporation thereafter, without change, until their successors have been elected and qualified. The directors of TEK II at the effective time of the Merger shall be the directors of the Surviving Corporation, in accordance with the Articles of Incorporation of TEK II until their successors have been elected and qualified.

         5.       Succession.

                  Upon the Merger becoming effective, TEK shall merge with and into TEK II, the Surviving Corporation, and TEK shall cease to exist. The Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties of TEK; and all the rights, privileges, powers and franchises of TEK, and all property, real, personal and mixed, and all debts due to TEK on whatever account, as well as for share subscriptions and all other things in action, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation as they were of TEK, and the title to any real estate vested by deed or otherwise shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of TEK shall be preserved unimpaired, and all debts, liabilities and duties of TEK shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. The employees and agents of TEK shall become the employees and agents of the Surviving Corporation and shall be entitled to the same rights and benefits which they enjoyed as employees and agents of TEK.

         6.       Further Assurances.

                  Each of TEK II and TEK shall execute or cause to be executed all documents and shall take or cause to be taken all actions and do or cause to be done all things necessary, proper or advisable under the laws of the States of Wyoming and Maryland to consummate and effect the Merger and further the purpose of this Merger Agreement, including, without limitation, the filing of requisite Articles of Merger in both States.

         7.       Conditions.

                  Consummation of the Merger and related transactions is subject to satisfaction of the following conditions prior to the effective time of the merger:

                  (a) The Merger shall have been approved by the requisite vote of shareholders of TEK and TEK II, and all necessary action shall have taken place to authorize the execution, delivery and performance of this Merger Agreement by TEK and TEK II.

                  (b) All regulatory approvals necessary in connection with the consummation of the Merger and the transactions contemplated thereby shall have been obtained.

                  (c) No suit, action, proceeding or other litigation shall have been commenced or threatened to be commenced which, in the opinion of TEK or TEK II would pose a material restriction on or impair consummation of the Merger, performance of this Merger Agreement or the conduct of the business of TEK II after the effective time, or create a risk of subjecting TEK or TEK II, or their respective shareholders, officers, or directors, to material damages, costs, liability or other relief in connection with the Merger or this Merger Agreement.

         8.       Termination; Amendment.

                  This Merger Agreement may be terminated and the Merger abandoned or deferred by either TEK II or TEK by appropriate resolution of the board of directors of either TEK II or TEK at any time prior to the merger becoming effective notwithstanding approval of this Merger Agreement by the shareholders of TEK or TEK II, or both, if circumstances arise which, in the opinion of the board of directors of TEK or TEK II make the Merger inadvisable or such deferral of the time of consummation of the Merger advisable. Subject to applicable law and subject to the rights of the shareholders to approve any amendment that would have a material adverse effect on the shareholders, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the effective time of the Merger with respect to any of the terms contained herein.



         IN WITNESS WHEREOF this Agreement and Plan of Merger has been executed and attested to by the persons indicated below as of June 18, 2001.


                                    TEK DIGITEL CORPORATION II,
ATTEST:                             a Maryland Corporation


/s/ Ke-ou Chao                      By:    /s/ Enghe Chimood
_______________________________           ______________________________________
Ke-ou Chao, Secretary                     Enghe Chimood, Chief Executive Officer


                                          TEK DIGITEL CORPORATION,
ATTEST:                                   a Wyoming Corporation


/s/ Ke-ou Chao                      By:    /s/ Enghe Chimood
_______________________________           ______________________________________
Ke-ou Chao, Secretary                     Enghe Chimood, Chief Executive Officer

                                    ANNEX II


                         CERTIFICATE OF INCORPORATION

                                    ANNEX II


                           ARTICLES OF INCORPORATION

                                                                        ANNEX II


                            ARTICLES OF INCORPORATION
                                       OF
                           TEK DIGITEL CORPORATION II

         The undersigned, being a natural person and acting as incorporator, does hereby form a business corporation in the State of Maryland, pursuant to the provisions of the Maryland General Corporation Law.

                                    ARTICLE I
                                  INCORPORATOR
                                  ------------

         The name of the incorporator is Enghe Chimood.

         The incorporator's address, including the street and number, if any, including the county or municipal area, and including the state or county, is:

         20030 Century Boulevard, Suite 201, Montgomery County, Germantown, MD 20874

         The incorporator is at least eighteen years of age.

         The incorporator is forming the corporation named in this Charter under the general laws of the State of Maryland, to wit, the Maryland General Corporation Law.

                                   ARTICLE II
                                NAME AND DURATION
                                -----------------

         The name of the corporation is TEK DigiTel Corporation II (the "Corporation"). The duration of the Corporation shall be perpetual.

                                   ARTICLE III
                                    PURPOSES

         A.       The purposes for which the Corporation is formed are:

                  1. To engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland now or hereafter in force including the Maryland General Corporation Law; and

                  2. To engage in any one or more businesses or transactions, or to acquire all or any portion of any entity engaged in any one or more businesses or transactions which the Board of Directors may from time to time authorize or approve, whether or not related to the business described elsewhere in this Article, or to any other business at the time or theretofore engaged in by the Corporation.

                  3. The foregoing enumerated purposes and objects shall be in no way limited or restricted by reference to, or inference from, the terms of any other clause of this or any other Article of the Charter of the Corporation, and each shall be regarded as independent; and they are intended to be and shall be construed as powers as well as purposes and objects of the Corporation and shall be in addition to and not in limitation of the general powers of corporations under the general laws of the State of Maryland including the Maryland General Corporation Law.

                                   ARTICLE IV
                          PRINCIPAL OFFICE IN MARYLAND
                               AND RESIDENT AGENT
                               ------------------

         The present address of the principal office of the Corporation in the State of Maryland is 20030 Century Boulevard, Suite 201, Montgomery County, Germantown, MD 20874.

      The resident agent of the Corporation is Enghe Chimood, whose address is 20030 Century Boulevard, Suite 201, Germantown, Montgomery County, MD 20874. Said resident agent is a citizen of the State of Maryland, who resides at 2609 Oakenshield Drive, Rockville, Montgomery County, Maryland.

                                    ARTICLE V
                                  CAPITAL STOCK
                                  -------------

SECTION 1.  AUTHORIZED CAPITAL STOCK.

         (a)      Authorized Shares.

                  The total number of shares of capital stock of all classes that the Corporation has authority to issue is 120,000,000, initially classified as 100,000,000 shares of common stock, no par value per share (the "Common Stock"), and 20,000,000 shares of preferred stock, no par value per share (the "Preferred Stock"). Of the 20,000,000 shares of Preferred Stock, 2,100,000 shares are hereby designated as the "SERIES A, VOTING CONVERTIBLE PREFERRED STOCK." Shares of this series are herein referred to as the "Series A Preferred Stock." A majority of the entire Board of Directors, without action by the stockholders, may amend the Charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

                  The Common Stock and the Preferred Stock shall each constitute separate classes of capital stock of the Corporation.

         (b)      Terminology and Aggregate Par Value.

                  All classes of capital stock are equity stock and all classes of capital stock are referred to herein as "Stock." There is no aggregate par value of all of the Corporation's authorized Stock.

SECTION 2.   CLASSIFICATION AND RECLASSIFICATION OF STOCK.

         (a)      Power of Board to Classify or Reclassify Stock.

                  The Board of Directors shall have the power, in its sole discretion and without limitation, to classify or reclassify any unissued Stock, whether now or hereafter authorized, by setting, altering or eliminating in any one or more respects, from time to time, before the issuance of such Stock, any feature of such Stock, including, but not limited to, the designation, preferences, conversion or other rights, voting powers, qualifications or terms and conditions of redemption of, or limitations as to dividends and any other restrictions on, such Stock. The power of the Board of Directors to classify and reclassify any of the shares of capital stock shall include, without limitation, subject to the provisions of the Charter, authority to classify or reclassify any unissued shares of such stock into a class or classes of preferred stock, preference stock, special stock or other stock, and to divide and classify shares of any class into one or more series of such class, by determining, fixing or altering one or more of the following:

                  (i) The distinctive designation of such class or series and the number of shares which constitute such class or series; provided that, unless otherwise prohibited by the terms of such or any other class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any classification or reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of

                           Directors in connection with any such classification or reclassification, and any shares of any class or series which have been redeemed, purchased, otherwise acquired or converted into shares of Common Stock or any other class or series shall become part of the authorized capital stock and be subject to classification and reclassification as provided in this subparagraph.

                  (ii) Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series, whether any such dividends shall rank senior or junior to or on a parity with the dividends payable on any other class or series of stock, and the status of any such dividends as cumulative, cumulative to a limited extent or non-cumulative and as participating or non-participating.

                  (iii) Whether or not shares of such class or series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights.

                  (iv) Whether or not shares of such class or series shall have conversion or exchange privileges and, if so, the terms and conditions thereof, including provision for adjustment of the conversion or exchange rate in such events or at such times as the Board of Directors shall determine.

                  (v) Whether or not shares of such class or series shall be subject to redemption and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates; and whether or not there shall be any sinking fund or purchase account in respect thereof, and if so, the terms thereof.

                  (vi) The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation, which rights may vary depending upon whether such liquidations dissolution or winding up is voluntary or involuntary and, if voluntary, may vary at different dates, and whether such rights shall rank senior or junior to or on a parity with such rights of any other class or series of stock.

                  (vii) Whether or not there shall be any limitations applicable, while shares of such class or series are outstanding, upon the payment of dividends or making of distributions on, or the acquisition of, or the use of moneys for purchase or redemption of, any stock of the Corporation, or upon any other action of the Corporation, including action under this subparagraph, and, if so, the terms and conditions thereof.

                  (viii) Any other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and the Charter of the Corporation.

         (b)      Ranking of Stock.

                  For the purposes hereof and of any articles supplementary to the Charter providing for the classification or reclassification of any shares of capital stock or of any other charter document of the Corporation (unless otherwise provided in any such articles or document), any class or series of stock of the Corporation shall be deemed to rank:

                  (i) Prior to another class or series either as to dividends or upon liquidation, if the holders of such class or series shall be entitled to the receipt of dividends or of amounts distributable on liquidation, dissolution or winding up, as the case may be, in preference or priority to holders of such other class or series.

                  (ii) On a parity with another class or series either as to dividends or upon liquidation, whether or not the dividend rates, dividend payment dates or redemption or liquidation price per share thereof be different from those of such others, if the holders of such class or series of stock shall be entitled to receipt of dividends or amounts distributable upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or redemption or liquidation prices, without preference or priority over the holders of such other class or series.

                  (iii) Junior to another class or series either as to dividends or upon liquidation, if the rights of the holders of such class or series shall be subject or subordinate to the rights of the holders of such other class or series in respect of the receipt of dividends or the amounts distributable upon liquidation, dissolution or winding up, as the case may be.

SECTION 3.  COMMON STOCK.

         The Common Stock shall have the following designation, preferences, conversion or other rights, voting powers, qualifications and terms and conditions of redemption, limitations as to dividends and any other restrictions, and such others as may be afforded by law:

         (a)      Voting Rights.

                  Subject to action, if any, by the Board of Directors, pursuant to Section 2 of this Article V, each share of Common Stock shall have one vote, and, except as otherwise provided in respect of the Preferred Stock or any class of stock hereafter classified or reclassified, the exclusive voting power for all purposes shall be vested in the holders of the Common Stock. Shares of Common Stock shall not have cumulative voting rights.

         (b)      Dividend and Distribution Rights.

                  After provision(s) with respect to preferential dividends on any then outstanding classes of preferred stock, if any, fixed by the Board of Directors pursuant to Section 2 of this
                  Article V or as otherwise provided for in this Article V shall have been satisfied, and after satisfaction of any other requirements, if any, including with respect to redemption rights and preferences, of any such classes of preferred stock, then and thereafter the holders of Common Stock shall be entitled to receive, pro rata in relation to the number of shares of Common Stock held by them, such dividends or other distributions as may be declared from time to time by the Board of Directors out of funds legally available therefor.

         (c)      Liquidation Rights.

                  In the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, all of the net assets of the Corporation, if any, remaining after (i) payment or provision for payment of the debts and other liabilities of the Corporation, and (ii) after distribution in full of the preferential amounts, if any, fixed pursuant to Section 2 of this Article V or as otherwise provided for in Section 4 of this Article V, to be distributed to the holders of any then outstanding Preferred Stock, and (iii) subject to the right, if any, of the holders of any outstanding Preferred Stock to participate further in any liquidating distributions, shall be distributed to the holders of the Common Stock, ratably in proportion to the number of shares of Common Stock held by them.

SECTION 4.  PREFERRED STOCK.

         The Preferred Stock, which unless specifically provided otherwise includes the Series A Preferred Stock, shall have the following designation, preferences, conversion or other rights, voting powers, qualifications and terms and conditions of redemption, limitations as to dividends and any other restrictions, and such others as may be afforded by law:

         (a)      Voting Rights.

                  (i)      In General.

                           Subject to action, if any, by the Board of Directors, pursuant to Section 2 of this Article V, and except as otherwise specifically provided in Section 4 of this Article V with respect to the holders of "Series A Preferred Stock" of the Corporation, the holders of shares of Preferred Stock shall not have voting rights and, except as otherwise provided herein, when entitled to vote shall not be entitled to vote as a separate class on any matters submitted to a vote of the stockholders

                           (A) Except as otherwise provided herein or by law, the holders of shares of Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

                           (B) Except as otherwise provided by law, the Charter of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the holders of Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Preferred Stock, voting separately as a class.

                  (ii)     Series A Preferred Stock Voting Rights.

                           The shares of Series A Preferred Stock shall have the right to vote in elections of directors and on other matters generally as to which shareholders of the Company may vote. Each share of Series A Preferred Stock shall be entitled to cast three (3) votes on every matter placed before shareholders for consideration. The shares of Series A Preferred Stock shall vote with the shares of Common Stock and not as a separate class. Any matter which requires the approval of the holders of the Series A Preferred Stock shall require only the affirmative vote of a majority of the votes cast by the holders of such shares, voting as a separate class, at any lawful meeting of such holders which commences with a quorum; of if such shares vote by means of written consent in lieu of a meeting, the concurrence of only a majority of the holders of the Series A Preferred Stock shall be necessary.

         (b)      Dividend and Distribution Rights.

                  (i)      In General.

                           Subject to the prior and superior rights of the holders of any shares of any class or series of Preferred Stock ranking prior and superior with respect to dividends, the holders of shares of Preferred Stock shall be entitled to receive, when, as and if declared by the Corporation's Board of Directors (as used in this Article V, the "Board") out of funds legally available for that purpose, dividends payable in cash on a certain day (as specified by the Board). In the event the Corporation shall at any time after the effective date of this Charter (the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

                           The Corporation shall declare a dividend or distribution on the Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

                           Dividends shall begin to accrue and be cumulative on outstanding shares of Preferred Stock from the Dividend Payment Date next preceding the date of issue of such shares of Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of shares of Preferred Stock entitled to receive a dividend and before such Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

                  (ii)     Series A Preferred Stock.

                           The holders of the shares of Series A Preferred Stock shall not be entitled to receive any dividends thereon; provided, that, if a dividend is declared on the Common Stock of the Corporation or on any series of Preferred Stock ranking equal or junior to the Series A Preferred Stock, then in such event the holders of the Series A Preferred Stock shall be entitled to receive a proportional share of such dividend, based upon the proportion of the number of shares of Series A Preferred Stock then outstanding to the total number of shares of Common and Preferred Stock entitled to share in such dividend.

         (c)      Redemption.

                  (i)      In General.

                           The outstanding shares of Preferred Stock, at the option of the Board, may be redeemed as a whole, or in part, at any time, or from time to time, at a cash price per share equal to the fair market value of the Common Stock as determined by the Board in good faith.

                  (ii)     Series A Preferred Stock.

                           The shares of Series A Preferred Stock shall not be subject to redemption.

         (d)      Conversion Right (Series A Preferred Stock only).

                  (i) Conversion into Common Stock. Each share of Series A Preferred Stock may, subject to all terms and conditions of this Section 4(d) and subject to adjustment as provided below, at any time after issuance, be converted at the option of the holder thereof into fully paid, nonassessable Common Stock of the Corporation, no par value per share.

                  (ii) Maximum Conversion Rate. Each share of Series A Preferred Stock may be converted into six (6) fully paid, nonassessable shares of Common Stock of the Corporation, subject to the following conversion conditions:

                           A. one-fourth (1/4th) of the shares of Series A Preferred Stock held may be converted when the two-port Voice Server owned by the Corporation's wholly owned subsidiary, ATC Group, Inc., a Maryland corporation, has successfully completed original beta testing by a customer, as evidenced by the customer's final written acceptance specifying all testing carried out and test results;

                           B. one-fourth (1/4th) of the shares of Series A Preferred Stock held may be converted when the four-port Voice Service owned by the Corporation's wholly owned subsidiary, ATC Group, Inc., a Maryland corporation, has successfully completed original beta testing by a customer, as evidenced by the customer's final written acceptance specifying all testing carried out and test results;

                                    In addition to the customer's final written acceptance as called for in subparagraphs
                                    (A) and (B) preceding, it shall also be a conversion condition that the Corporation's full Board by unanimous vote determines that the customer's beta testing occurred as represented in the final written acceptance and that such testing was reasonably appropriate to evaluate fitness of the tested device for its intended use;

                           C. one-fourth (1/4th) of the shares of Series A Preferred Stock held may be converted when the Corporation and all subsidiaries have on a combined basis achieved an aggregate of Five Million Dollars (US $5,000,000.00) in booked sales, evidenced by firm purchase orders, firm distribution agreements, license agreements, royalty agreements or other written agreements committing contracting parties to purchase a minimum specified dollar amount of product (collectively, the "Sales Agreements"), subject to no condition, contingency or limitations other than product delivery and satisfying technical specifications made part of the Sales Agreements; and

                           D. one-fourth (1/4th) of the shares of Series A Preferred Stock held may be converted when the Corporation and all subsidiaries have on a combined basis achieved an aggregate of Ten Million Dollars (US$10,000,000.00) in booked sales, evidenced by Sales Agreements that are not subject to any condition, contingency or limitation other than product delivery and satisfying technical specifications made part of the Sales Agreements.

                                    In addition to the booked sales required by subparagraphs (C) and (D) preceding, it shall also be a conversion condition that the Corporation's full Board by unanimous vote determines that all Sales Agreements which evidence the booked sales are valid, arm's length agreements and appropriate to the Corporation's operations.

                                    The four (4) conversion conditions of this
                                    Section 4(d) need not be satisfied in any particular order, nor is the satisfaction of any conversion condition dependent upon the prior satisfaction of any other conversion condition.

                  (iii) Automatic Conversion at Maximum Conversion Rate. Notwithstanding the provisions of Section 4(d)(ii) preceding, if the Corporation has not realized US $1,000,000.00 in cash or other value from an offering of its securities prior to deduction of offering-related expenses and other non-operating expenses not to exceed US $100,000.00, (the "Qualifying Amount") within six (6) months following the date of original issuance of the Series A Preferred Stock ("Original Issue Date"), then each share of Series A Preferred Stock shall, automatically and without any requirements to satisfy any conversion conditions of this Section 4(d) and without need of any further action on the part of holders of Series A Preferred Stock except to surrender the Series A Preferred Stock certificates to the Corporation's Secretary for conversion, be converted into and thereafter represent six (6) shares of the Common Stock of the Corporation; provided, however, that if on the date which is six
                           (6) months following the Original Issue Date, a total of at least $650,000.00 has been realized by the Corporation in cash or other value from an offering of its securities prior to deductions, then the six-month period in which the Corporation must raise the Qualifying Amount shall be extended to eight (8) months following the Original Issue Date.

                  (iv) When Conversion Date Determinable by Board. For purposes of this Section 4(d), the term "Reorganization" includes any merger, consolidation, share exchange, or other business combination pursuant to which the Corporation is not the surviving corporation after the effective date of the Reorganization, and any sale or lease of all or substantially all of the assets of the Corporation, and the term "Reorganization Agreement" shall mean a plan or agreement with respect to a Reorganization. In the even the Corporation consummates a Reorganization, every share of Series A Preferred Stock issued and outstanding on the Reorganization's effective date shall on such date be converted into the number and kind of shares or other property that would be received by a person holding the number of shares of Common Stock of the Corporation into which the shares of Series A Preferred Stock would be convertible on the effective date.

                           Notwithstanding any other provisions of this Paragraph 4(d), if the conversion conditions set forth in subparagraphs 4(d)(ii)(A) and 4(d)(ii)(B) have been satisfied by the Reorganization's effective date, then any requirement set forth herein to satisfy the conversion conditions set forth in subparagraphs 4(d)(ii)(C) and 4(d)(ii)(D) shall be waived and such two conditions shall be deemed to have been fully satisfied. If on the Reorganization's effective date the conversion conditions set forth in subparagraphs 4(d)(ii)(A) and 4(d)(ii)(B) have not been satisfied, then the immediately following paragraph shall apply to the holders of the Series A Preferred Stock.

                           In regard to any conversion conditions which at the time of execution of the Reorganization Agreement have not been satisfied, the Board shall, prior to such effective date, in good faith determine the extent to which such remaining conversion conditions have been partially satisfied. (For example, achieving $1,000,000.00 in booked sales would satisfy one-fifth (1/5th) of the subparagraph 4(d)(ii)(C) conversion condition and one-tenth (1/10th) of the subparagraph 4(d)(ii)(d) conversion condition, respectively.) The Board shall then determine the number of shares of the Corporation's common stock into which the shares of Series A Preferred Stock may be converted, which shall be in proportion to the extent the remaining conversion conditions have then been partially satisfied. The determination of the Board in this matter shall be final and binding for all purposes.

                  (v) Automatic Conversion at Minimum Conversion Rate. On the fifth (5th) anniversary of the Original Issue Date of the Series A Preferred Stock, every share of Series A Preferred Stock which has not theretofore satisfied any of the foregoing conversion conditions in this Section 4(d) and been converted to Common Stock shall, automatically and without any requirement to satisfy any conversion conditions of this Section 4(d) and without need of any further action on the part of holders of Series A Preferred Stock except to surrender the Series A Preferred Stock certificates to the Corporation's Secretary for conversion, be converted into and thereafter represent one (1) share of the common stock of the Corporation.

                  (vi) Other Matters Relating to Conversion. The shares of Common Stock of the Corporation into which shares of Series A Preferred Stock are converted ("Conversion Shares") will not be registered under the Securities Act of 1933, as amended ("Act"), but shall be issued in reliance upon Section 4(2) of the Act or Rule 505 or 506 of Regulation D under the Act, or Regulation S under the Act, or other available exemption from registration under the Act. Conversion shall be deemed to occur on the date a certificate evidencing shares of Series A Preferred Stock being converted is presented to the Corporation or to the Corporation's transfer agent and registrar, properly endorsed and accompanied by the proper fee payable for issuance of the Conversion Shares. Each certificate evidencing Series A Preferred Shares or Conversion Shares shall be subject to such restrictions, conditions and limitations, and shall bear such restrictive legends, if any, as are required by applicable laws, rules and regulations.

                  (vii) Other Adjustments to Conversion Rates. The conversion rates set forth in this Section 4(d) will be subject to further adjustment if the Corporation is reorganized, merged, consolidated or party to a plan of exchange with another corporation pursuant to which stockholders of the Corporation receive any shares of stock or other securities, or in the event of any sale or other transfer of all or substantially all of the Corporation's assets, or in case of any reclassification of the Common Stock. Holders of shares of the Series A Preferred Stock shall be entitled, after the occurrence of any such event, to receive on conversion thereof the kind and amount of shares of stock or other securities, cash or other property receivable upon such event by a holder of the number of shares of Common Stock into which the shares of Series A Preferred Stock might have been converted immediately prior to occurrence of the event. In the event of a split or combination, the number of Conversion Shares issuable shall be appropriately adjusted. For purposes of this paragraph, the term "stockholder" means a holder of Common Stock.

                  (viii) No Fractional Shares Issuable. No fractional share of Common Stock, or scrip or other instrument representing a fractional share of Common Stock, shall be issued upon conversion of any share of Series A Preferred Stock. If any such conversion results in a fractional share of Common Stock being issuable, the Corporation shall issue a whole share if the fraction is one-half (0.50) or more, and the converting holder shall forfeit the fraction if less than one-half (0.50).

         (e)      Rights on Liquidation, Dissolution, or Winding Up.

                  (i)      In General.

                           (A)      Upon any liquidation (voluntary or
                                    otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Stock unless, prior thereto, the holders of shares of Preferred Stock shall have received an amount equal to any accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "Preferred Stock Liquidation Preference"). Following the payment of the full amount of the Preferred Stock Liquidation Preference, holders of Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to such Preferred Stock and Common Stock, on a per share basis, respectively.

                           (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Preferred Stock Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.

                  (ii)     Series A Preferred Stock.

                           (A) Payment of Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the holders of shares of Series A Preferred Stock shall be subordinate to all claims of the Corporation's creditors and to claims of the holders of every series of the Corporation's Preferred Stock ranking senior upon liquidation to the Series A Preferred Stock, but otherwise are entitled to receive a liquidation preference in the amount of $.001 per share, before any payment is made to any holder of shares of the Common Stock or any series of Preferred Stock ranking junior to the shares of Series A Preferred Stock. After the payment of such liquidation preference and any liquidation preferences payable to holders of any other series of Preferred Stock, the holders of the shares of Series A Preferred Stock shall share ratably with the holders of the Corporation's Common Stock and all series of Preferred Stock ranking on a parity with or junior to the Series A Preferred Stock in the Corporation's assets available for distribution to its shareholders.

                           (B) Effect of Reorganization. Neither the consolidation or merger of the Corporation with or into any other corporation nor the lease, exchange, sale or transfer of all or substantially all of the Corporation's assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation's affairs, whether voluntary or otherwise, within the meaning of this
                                    Section 4(e).

         (f)      Certain Restrictions.

                  Whenever dividends or distributions payable on Preferred Stock as provided in Section 4 of this Article V are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

                  (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Stock;

                  (ii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding
                           up) to the Preferred Stock; or

                  (iii) Purchase or otherwise acquire for consideration any shares of Preferred Stock, or any shares of stock ranking on a parity with the Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

         (g)      Certain Corporate Actions.

                  The Corporation shall not amend its Charter without the prior approval of the holders of the Series A Preferred Stock, voting as a separate class, if such amendment would directly or indirectly effect any adverse change in any of the rights, preferences or privileges of, or limitations provided for herein for the benefit of, the holders of Series A Preferred Stock. Without limiting the generality of the foregoing, no such amendment may be effected without such approval if such amendment would:

                  (i) Reduce the amount payable to the holders of Series A Preferred Stock upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or change the seniority of the liquidation preferences of the holder of Series A Preferred Stock relative to the rights upon liquidation, dissolution or winding up of the holders of any other class or series of the Corporation's Stock; or

                  (ii) Cancel or modify the right of holders of Series A Preferred Stock to convert such shares to Common Shares of the Corporation, all as set forth herein.

         (h)      Ranking of Preferred Stock.

                  (i)      In General.

                           The Board of Directors may set the ranking of all series of Preferred Stock in relation to all other classes or series of the Corporation's Stock as to the payment of dividends and the distribution of assets.

                  (ii)     Series A Preferred Stock

                           The shares of the Series A Preferred Stock shall rank junior to all series of Preferred Stock of the Corporation hereafter created, unless such subsequently created series expressly ranks on a parity with or subordinate to the Series A Preferred Stock. The Corporation may issue other shares of another class or series of Preferred Stock after the date hereof which rank on a parity with or senior to the Series A Preferred Stock.

         (i)      Status of Certain Shares.

                  Shares of Series A Preferred Stock which (A) have been redeemed, converted, exchanged, purchased, retired or surrendered to the Corporation, or (B) have been reacquired in any other manner, or (C) have not been sold or issued and which by determination of the Board shall not be sold or issued as Series A Preferred Stock, shall have the status of authorized and unissued preferred shares and may be reissued by the Board as shares of any other series of Preferred Stock. In any such event, the Board may but shall not be required to file an amendment to the Corporation's Charter with the Maryland State Department of Assessments and Taxation to reflect any such fact.

         (j)      Tax Matters.

                  The holders of Series A Preferred Stock shall be solely liable for and shall pay any and all taxes and other governmental charges, of every kind, that may be imposed in respect of the issue or delivery of Common Shares upon redemption or conversion of Series A Preferred Stock. The Corporation may withhold certain of such shares of Common Stock in order to satisfy the Corporation's tax withholding obligations or take similar steps to ensure that such taxes and charges are duly paid. If the Corporation becomes liable for or pays any such taxes due to acts of a Series A Preferred Stock holder, it may, in order to recoup the amount of such tax or tax liability:

                  (i) withhold the amount of such tax or tax liability from any funds whatever in or coming into the Corporation's possession and belonging to such holder, including dividends declared on the Series A Preferred Stock and payable to such holder; and/or

                  (ii) cancel and reissue in the Corporation's name such number of shares of Series A Preferred Stock, based upon the original issue price per share, as will equal the amount of the tax paid or tax liability incurred.

         (k)      No Limit Imposed on Corporate Powers.

                  Except to the extent expressly set forth herein, the issuance and existence of the Series A Preferred Stock shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any and all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures or other indebtedness, or the dissolution or liquidation of the Corporation, or any sale, exchange or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

SECTION 5.  GENERAL PROVISIONS.

         (a)      Interpretation and Ambiguities.

                  The Board of Directors shall have the power to interpret and to construe the provisions of this Article V and the Board of Directors shall have the power to determine the application of the provisions of this Article V with respect to any situation based on the facts known to it, and any such interpretation, construction and determination shall be final and binding on all interested parties, including the stockholders.

         (b)      Severability.

                  If any provision of this Article V or any application of any such provision is determined to be void, invalid or unenforceable by any court having jurisdiction over the issue, the validity and enforceability of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.


                                   ARTICLE VI
                             THE BOARD OF DIRECTORS
                             ----------------------

SECTION 1.  AUTHORIZED NUMBER AND INITIAL DIRECTORS.

         The business and affairs of the Corporation shall be managed by a Board of Directors. The Corporation shall have four (4) directors, which number may be increased or decreased pursuant to the Bylaws of the Corporation. The number of directors shall not be less than the lesser of three (3) or the number of stockholders; but shall never be less than the minimum number permitted by the General Laws of the State of Maryland now or hereafter in force. The Bylaws of the Corporation shall set forth the qualifications, term, duties and powers of the Board of Directors. The persons who shall serve as directors effective immediately and until their successors are duly elected and qualify are as follows:

            Enghe Chimood
            Thomas Yang
            Ke-ou Chao
            Sharming Lin

SECTION 2.  CONFLICT OF INTEREST.

         No contract or other transaction between the Corporation and any other corporation, partnership, individual or other entity and no act of the Corporation shall in any way be affected or invalidated by the fact that any of the directors of the Corporation are directors, principals, partners or officers of such other entity, or are pecuniarily or otherwise interested in such contract, transaction or act; provided that (i) the existence of such relationship or other interest shall be disclosed or known to the Board of Directors or to a committee of the Board of Directors if the matter involves a committee decision, and the contract, transaction or act shall be authorized, approved or ratified by a majority of disinterested directors on the Board of Directors or on such committee, as the case may be, even if the number of disinterested directors constitutes less than a quorum or (ii) the contract, transaction or act shall be authorized, ratified or approved in any other manner permitted by the Maryland General Corporation Law.

SECTION 3.  PERMISSIBLE CONSIDERATIONS BY BOARD OF DIRECTORS

         The Board of Directors, in considering a potential acquisition of control of the Corporation, is permitted to consider the effect of the potential acquisition on the stockholders, employees, suppliers, customers, and creditors of the Corporation and the communities in which offices or other establishments of the Corporation are located.


                                   ARTICLE VII
                                   AMENDMENTS
                                   ----------

SECTION 1.  AMENDMENTS TO CHARTER.

         A majority of the Board of Directors, subject to the affirmative vote of a majority of the outstanding shares of Stock entitled to vote when required, shall have the right to make, amend, alter, change, restate or repeal any provision contained in the Charter, including any amendments changing the terms or contract rights, as expressly set forth in the Charter, of any of its outstanding Stock by classification, reclassification or otherwise.

SECTION 2.  AMENDMENTS TO BYLAWS.

      The Board of Directors shall have the exclusive power to make, amend, alter, change, restate or repeal any provision contained in the Corporation's Bylaws.


                                  ARTICLE VIII
                                PREEMPTIVE RIGHTS
                                -----------------

         No holder of shares of Stock of any class or series shall have any preemptive rights to subscribe for or purchase or receive any part of any new or additional shares of Stock of any class or series, or any bonds or securities convertible into stock of any class of the Corporation; provided, however, that the Board of Directors may, in authorizing the issuance of shares of stock of any class, confer any preemptive right that the Board of Directors may deem advisable in connection with such issuance.


                                   ARTICLE IX
                   INDEMNIFICATION AND LIMITATION OF LIABILITY
                   -------------------------------------------

SECTION 1.  MANDATORY INDEMNIFICATION.

         The Corporation shall indemnify its current acting and its former directors and officers against any and all liabilities and expenses incurred in connection with their services in such capacities to the maximum extent permitted by the Maryland General Corporation Law, as from time to time amended.

SECTION 2.  DISCRETIONARY INDEMNIFICATION.

         If approved by the Board of Directors, the Corporation may indemnify its officers, employees, agents and persons who serve and have served, at its request as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture or other enterprise or employee benefit plan to the extent determined to be appropriate by the Board of Directors.

SECTION 3.  ADVANCING EXPENSES PRIOR TO A DECISION.

         The Corporation shall advance expenses to its directors and officers entitled to mandatory indemnification to the maximum extent permitted by the Maryland General Corporation Law, as from time to time amended, and may in the discretion of the Board of Directors advance expenses to officers, employees, agents and others who may be granted indemnification.

SECTION 4.  OTHER PROVISIONS FOR INDEMNIFICATION.

         The Board of Directors may, by bylaw, resolution or agreement, make further provision for indemnification of directors, officers, employees and agents.

SECTION 5.  LIMITATION OF LIABILITY OF DIRECTORS.

         To the maximum extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, as from time to time amended, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

SECTION 6.  EFFECT OF AMENDMENT OR REPEAL.

         No amendment or repeal of any section of this Article, or the adoption of any provision of the Corporation's Charter inconsistent with this Article, shall apply to or affect in any respect the rights to indemnification or limitation of liability of any director of the Corporation with respect to any alleged act or omission which occurred prior to such amendment, repeal or adoption.

                                    ARTICLE X
                          BUSINESS COMBINATION STATUTE
                          ----------------------------
                          [RESERVED FOR WHEN ELIGIBLE]

         The provisions of Title 3, Subtitle 6 (Special Voting Requirements) of the Maryland General Corporation Law, including but not limited to Section 3-602, shall not apply to any business combination of the Corporation or any subsidiary of the Corporation with (a) Arlenet Ltd.;(b) any person that becomes an interested stockholder as a result of a transfer of securities of the Corporation, including the transfer of voting rights or other interests in any such securities, to such person pursuant to a written agreement that provides for such exemption to which Arelnet Ltd. or any affiliate or associate of Arelnet Ltd. is a party; or (c) any affiliate or associate of the persons named in (a) and/or (b). As used in this Article X, the terms "affiliate", "associate", "business combination", interested stockholder", and "subsidiary" shall have the meanings ascribed to them in Title 3, Subtitle 6 of the Maryland General Corporation Law.


                                   ARTICLE XI
                                CONTROL SHARE LAW
                                -----------------
                          [RESERVED FOR WHEN ELIGIBLE]

         Any acquisition of any shares of Stock of the Corporation, including any acquisition of voting rights or other interests in any such Stock, shall be exempt from the provisions of Title 3, Subtitle 7 of the Maryland General Corporation Law (Voting Rights of Certain Control Shares). Accordingly, the provisions of Title 3, Subtitle 7 of the Maryland General Corporation Law shall not apply to this Corporation.


                                   ARTICLE XII
                       MARYLAND UNSOLICITED TAKEOVERS ACT
                       ----------------------------------
                          [RESERVED FOR WHEN ELIGIBLE]

         The Corporation hereby reserves the right to elect to be subject to any or all provisions of Title 3, Subtitle 8 (Corporations and Real Estate Investment Trusts - Unsolicited Takeovers) of the Maryland General Corporation Law, including but not limited to Sections 3-801 to 3-805, by resolution of the Board of Directors, at such time as the Corporation shall be eligible for the unsolicited takeover protections afforded by Title 3, Subtitle 8 of the Maryland General Corporation Law.


         IN WITNESS WHEREOF, I have adopted and signed these Articles of Incorporation on the 18th day of June, 2001, and have acknowledged such adoption and signing to be my act.

                                    /s/ Enghe Chimood
                                    ----------------------------------------
                                    Enghe Chimood, Incorporator




                            CONSENT OF RESIDENT AGENT

         THE UNDERSIGNED, hereby consents to act as resident agent in Maryland for the entity named in the attached instrument.



/s/ Enghe Chimood
-----------------------------------
Signature


Printed Name: Enghe Chimood
              --------------------------------

                                    ANNEX III


                                     BYLAWS
                                       OF
                           TEK DIGITEL CORPORATION II

                                    ANNEX III
                                     BYLAWS
                                       OF
                           TEK DIGITEL CORPORATION III,
                             A MARYLAND CORPORATION

                                TABLE OF CONTENTS

ARTICLE I  - OFFICES.....................................................................................................1
          Section 1.        PRINCIPAL OFFICE.............................................................................1
          Section 2.        ADDITIONAL OFFICES...........................................................................1

ARTICLE II - STOCKHOLDERS................................................................................................1
          Section 1.        ANNUAL MEETING...............................................................................1
          Section 2.        SPECIAL MEETING..............................................................................1
          Section 3.        PLACE OF MEETINGS............................................................................1
          Section 4.        NOTICE.......................................................................................1
          Section 5.        QUORUM; ADJOURNMENTS.........................................................................2
          Section 6.        VOTING.......................................................................................2
          Section 7.        PROXIES......................................................................................2
          Section 8.        ORGANIZATION.................................................................................2
          Section 9.        CONDUCT OF BUSINESS..........................................................................3
          Section 10.       CONDUCT OF VOTING............................................................................3
          Section 11.       ADVANCE NOTICE PROVISIONS FOR ELECTION OF DIRECTORS .........................................3
          Section 12.       ADVANCE NOTICE PROVISIONS FOR BUSINESS TO BE TRANSACTED AT ANNUAL
                            MEETING......................................................................................4
          Section 13.       LIST OF STOCKHOLDERS.........................................................................5
          Section 14.       VOTING OF STOCK BY CERTAIN HOLDERS...........................................................5
          Section 15.       INFORMAL ACTION BY STOCKHOLDERS..............................................................5
          Section 16.       MEETING BY TELEPHONE CONFERENCE..............................................................5

ARTICLE III - DIRECTORS..................................................................................................6
          Section 1.        GENERAL POWERS; QUALIFICATIONS...............................................................6
          Section 2.        NUMBER AND TENURE............................................................................6
          Section 3.        GENERAL TERM OF OFFICE; CLASSES OF DIRECTORS.................................................6
          Section 4.        REMOVAL OF DIRECTORS.........................................................................6
          Section 5.        RESIGNATION..................................................................................7
          Section 6.        FILLING VACANCIES............................................................................7
          Section 7.        REGULAR MEETINGS.............................................................................7
          Section 8.        SPECIAL MEETINGS.............................................................................7
          Section 9.        NOTICE.......................................................................................7
          Section 10.       QUORUM.......................................................................................8
          Section 11.       VOTING.......................................................................................8
          Section 12.       TELEPHONE MEETINGS...........................................................................8
          Section 13.       INFORMAL ACTION BY DIRECTORS.................................................................8
          Section 14.       COMPENSATION OF DIRECTORS....................................................................8
          Section 15.       LOSS OF DEPOSIT..............................................................................8
          Section 16.       SURETY BONDS.................................................................................8
          Section 17.       CERTAIN RIGHTS OF DIRECTORS..................................................................8
          Section 18.       PRESUMPTION OF ASSENT........................................................................8
          Section 19.       CERTAIN OTHER DETERMINATIONS BY THE BOARD OF DIRECTORS.......................................9
          Section 20.       RESERVED POWERS OF THE BOARD OF DIRECTORS....................................................9
          Section 21.       ADVISORY DIRECTORS...........................................................................9

ARTICLE IV - COMMITTEES..................................................................................................9
          Section 1.        NUMBER, TENURE AND QUALIFICATIONS............................................................9
          Section 2.        POWERS.......................................................................................9
          Section 3.        CONDUCT OF BUSINESS.........................................................................10

ARTICLE V - OFFICERS....................................................................................................10
          Section 1.        GENERAL PROVISIONS..........................................................................10
          Section 2.        ELECTION, TENURE AND REMOVAL OF OFFICERS....................................................10
          Section 3.        CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER ..........................................10
          Section 4.        VICE-CHAIRMAN...............................................................................11
          Section 5.        PRESIDENT AND CHIEF OPERATING OFFICER.......................................................11
          Section 6.        VICE-PRESIDENTS.............................................................................11
          Section 7.        CHIEF FINANCIAL OFFICER, TREASURER AND CONTROLLER ..........................................11
          Section 8.        SECRETARY...................................................................................11
          Section 9.        ASSISTANT AND SUBORDINATE OFFICERS..........................................................11
          Section 10.       SALARIES....................................................................................12
          Section 11.       DELEGATION OF AUTHORITY.....................................................................12

ARTICLE VI - INDEMNIFICATION............................................................................................12
          Section 1.        PROCEDURE...................................................................................12
          Section 2.        EXCLUSIVITY, ETC............................................................................12
          Section 3.        SEVERABILITY; DEFINITIONS...................................................................13

ARTICLE VII - STOCK.....................................................................................................13
          Section 1.        BOARD AUTHORIZATION OF SHARE ISSUANCES......................................................13
          Section 2.        PREEMPTIVE RIGHTS...........................................................................13
          Section 3.        CERTIFICATES................................................................................13
          Section 4.        TRANSFERS...................................................................................14
          Section 5.        LOST CERTIFICATE............................................................................14
          Section 6.        CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE .........................................14
          Section 7.        STOCK LEDGER................................................................................14
          Section 8.        CERTIFICATION OF BENEFICIAL OWNERS..........................................................14

ARTICLE VIII - PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE
          CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS.............................................................15
          Section 1.        RELATED PARTY TRANSACTIONS..................................................................15
          Section 2.        OTHER CONSIDERATIONS........................................................................15
          Section 3.        STOCKHOLDER PROPOSALS.......................................................................16
          Section 4.        VOTING REQUIREMENTS.........................................................................16

ARTICLE IX - FISCAL YEAR................................................................................................16

ARTICLE X - DIVIDENDS...................................................................................................16
          Section 1.        DECLARATION.................................................................................16
          Section 2.        CONTINGENCIES...............................................................................16

ARTICLE XI - INVESTMENT POLICY..........................................................................................16

ARTICLE XII - SEAL......................................................................................................17
          Section 1.        SEAL........................................................................................17
          Section 2.        AFFIXING SEAL...............................................................................17

ARTICLE XIII - WAIVER OF NOTICE.........................................................................................17

ARTICLE XIV - FINANCE...................................................................................................17
          Section 1.        CONTRACTS...................................................................................17
          Section 2.        CHECKS AND DRAFTS...........................................................................17
          Section 3.        DEPOSITS....................................................................................17
          Section 4.        ANNUAL STATEMENT OF AFFAIRS.................................................................18

ARTICLE XV - BUSINESS COMBINATIONS......................................................................................18

ARTICLE XVI - CERTAIN ELECTIONS [RESERVED FOR WHEN ELIGIBLE]............................................................18
          Section 1.        ELECTION OF SUBTITLE 8 PROVISIONS REGARDING UNSOLICITED TAKEOVERS...........................18
          Section 2.        EXEMPTION FROM CONTROL SHARE ACQUISITION STATUTE ...........................................18

ARTICLE XVII - SUNDRY PROVISIONS........................................................................................18
          Section 1.        BOOKS AND RECORDS...........................................................................18
          Section 2.        BONDS.......................................................................................19
          Section 3.        VOTING UPON SHARES IN OTHER CORPORATIONS....................................................19
          Section 4.        MAIL........................................................................................19
          Section 5.        CONTRACTS AND AGREEMENTS....................................................................19
          Section 6.        FACSIMILE SIGNATURES........................................................................19
          Section 7.        RELIANCE UPON BOOKS, REPORTS AND RECORDS....................................................19
          Section 8.        TIME PERIODS................................................................................19

ARTICLE XVI - AMENDMENT OF BYLAWS.......................................................................................20

                                 MARYLAND BYLAWS

                                       OF

                           TEK DIGITEL CORPORATION II

                                    ARTICLE I

                                     OFFICES

SECTION 1.         PRINCIPAL OFFICE

         The principal office of the Corporation shall be located in Maryland at such place as the Board of Directors may designate.

SECTION 2.         ADDITIONAL OFFICES

         The Corporation may have its principal executive offices and additional offices at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                                  STOCKHOLDERS

SECTION 1.         ANNUAL MEETING

         The Corporation shall hold an annual meeting of its stockholders to elect directors and transact any other business within its powers at such time and on such date as the Chairman of the Board or the Board of Directors shall set. Except as the Charter or statute provides otherwise, any business may be considered at an annual meeting without the purpose of the meeting having been specified in the notice. Failure to hold an annual meeting does not invalidate the Corporation's existence or affect any otherwise valid corporate acts.

SECTION 2.         SPECIAL MEETING

         At any time in the interval between annual meetings, a special meeting of the stockholders may be called by the Chairman of the Board, the President, or by a majority of the Board of Directors by a vote at a meeting or in writing (addressed to the Chairman of the Board of the Corporation) with or without a meeting. Subject to the procedures set forth in Section 11 of this Article II and this Section, special meetings of the stockholders shall be called by the Secretary at the request of stockholders only on the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. A request for a special meeting shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. The Secretary shall inform the stockholders making such request of the reasonably estimated costs of preparing and mailing a notice of the meeting and, upon such stockholders' payment to the Corporation of such costs, the Secretary shall give notice to each stockholder entitled to notice of the meeting. The Board of Directors shall have sole power to fix the date and time of the special meeting.

SECTION 3.         PLACE OF MEETINGS

         Meetings of stockholders shall be held at such place as is set from time to time by the Board of Directors.

SECTION 4.         NOTICE

         Not less than ten nor more than 90 days before each meeting of stockholders, the Secretary shall give written notice of the meeting to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting. The notice shall state the time and place of the meeting and, if a special meeting or notice of the purpose is required by statute, the purpose of the meeting. Notice is given to a stockholder

                                      III-1
when it is personally delivered to the stockholder, left at the stockholder's residence or usual place of business, mailed to him or her at his or her address as it appears on the records of the Corporation or transmitted to the stockholder by electronic mail to any electronic mail address of the stockholder or by any other electronic means. Notwithstanding the foregoing provisions, each person who is entitled to notice waives notice if he or she before or after the meeting signs a waiver of the notice which is filed with the records of the stockholders' meetings or is present at the meeting in person or by proxy.

SECTION 5.         QUORUM; ADJOURNMENTS

         Unless any statute or the Charter provides otherwise, at a meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting shall constitute a quorum; but this section shall not affect any requirement under any statute or the Charter of the Corporation for the vote necessary for the adoption of any measure.

         Whether or not a quorum is present at any meeting of the stockholders, a majority of the stockholders entitled to vote at such meeting, present in person or by proxy, shall have power to adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

SECTION 6.         VOTING

         A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. In all elections for directors, each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. A majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting, unless more than a majority of the votes cast is required by statute or by the Charter of the Corporation. Unless otherwise provided in the Charter with respect to a particular class or series of stock, each outstanding share of stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders; however, a share is not entitled to be voted if any installment payable on it is overdue and unpaid.

SECTION 7.         PROXIES

         A stockholder may vote the stock the stockholder owns of record either in person or by proxy. A stockholder may sign a writing authorizing another person to act as proxy. Signing may be accomplished by the stockholder or the stockholder's authorized agent signing the writing or causing the stockholder's signature to be affixed to the writing by any reasonable means, including facsimile signature. A stockholder may authorize another person to act as proxy by transmitting, or authorizing the transmission of, an authorization by a telegram, cablegram, datagram, electronic mail or any other electronic or telephonic means to the person authorized to act as proxy or to any other person authorized to receive the proxy authorization on behalf of the person authorized to act as the proxy, including a proxy solicitation firm, proxy support service organization, or other person authorized by the person who will act as proxy to receive the transmission. Unless a proxy provides otherwise, it is not valid more than 11 months after its date. A proxy is revocable by a stockholder at any time without condition or qualification unless the proxy states that it is irrevocable and the proxy is coupled with an interest. A proxy may be made irrevocable for so long as it is coupled with an interest. The interest with which a proxy may be coupled includes an interest in the stock to be voted under the proxy or another general interest in the Corporation or its assets or liabilities. Before or at the time of the meeting, a proxy shall be filed with the Secretary of the Corporation or with any person authorized by the Secretary to receive proxy authorizations and who shall promptly submit such proxy authorizations to the Secretary.

SECTION 8.         ORGANIZATION

         The Chairman of the Board or, if the Board of Directors has designated another person, such other person, or, in the absence of such other person, the highest ranking officer of the Corporation who is present shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints. The chairman of the meeting

                                      III-2
shall have the power, in his sole discretion, to adjourn, recess, delay or otherwise postpone the date or time of any annual or special meeting of stockholders.

SECTION 9.         CONDUCT OF BUSINESS

         Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation (i) who was a stockholder of record at the time of giving notice(s) provided for in Section 11 and Section 12 of this Article II, (ii) who is entitled to vote at the meeting and (iii) who complied with the notice(s) procedures set forth in Section 11 and Section 12 of this Article II. Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at a special meeting of stockholders (a) only pursuant to the Corporation's notice of meeting and (b), in the case of nominations of persons for election to the Board of Directors, (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation (A) who was a stockholder of record at the time of giving notice provided for in Section 11, (B) who is entitled to vote at the meeting and (C) who complied with the notice procedures set forth in Section 11 of this Article II. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in Section 11 and
Section 12 of this Article II and this Section and, if any proposed nomination or business is not in compliance with Section 11 and Section 12 of this Article II and this Section, to declare that such defective nomination or proposal be disregarded.

SECTION 10.        CONDUCT OF VOTING

         At all meetings of stockholders, unless the voting is conducted by inspectors, the proxies and ballots shall be received, and all questions touching the qualification of voters and the validity of proxies, the acceptance or rejection of votes and procedures for the conduct of business not otherwise specified by these Bylaws, the Charter or law, shall be decided or determined by the chairman of the meeting. If demanded by stockholders, present in person or by proxy, entitled to cast 10% in number of votes entitled to be cast, or if ordered by the chairman of the meeting, the vote upon any election or question shall be taken by ballot. Before any meeting of the stockholders, the Board of Directors may appoint persons to act as inspectors of election at the meeting and any adjournment thereof. If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of stockholders, present in person or by proxy, entitled to cast 10% in number of votes entitled to be cast, shall appoint inspectors of election at the meeting. The number of inspectors shall be either one or three. If inspectors are appointed at a meeting on the request of stockholders, the holders of a majority of shares present in person or by proxy shall determine whether one or three inspectors are to be appointed. No candidate for election as a director at a meeting shall serve as an inspector thereat. If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any stockholder shall, appoint a person to fill that vacancy. The inspectors shall: determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies; receive votes, ballots or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine when polls shall close; determine the result; and do any other acts that may be proper to conduct the election or vote with fairness to all stockholders. Unless so demanded or ordered, no vote need be by ballot and voting need not be conducted by inspectors.

SECTION 11.        ADVANCE NOTICE PROVISIONS FOR ELECTION OF DIRECTORS

         Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this Section. A stockholder's notice must be delivered to or mailed and received by the Chairman of the Board at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than 60 days nor more than 90 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be so

                                      III-3
delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of mailing of the notice for such meeting is first made; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs. A stockholder's notice to the Chairman of the Board must be in writing and set forth (a) as to each person whom the stockholder proposes to nominate for election as a director, all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and address of such stockholder as they appear on the Corporation's books and of the beneficial owner, if any, on whose behalf the nomination is made, (ii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder and such beneficial owner, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman of the meeting shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded. No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice of a stockholder proposal hereunder.

SECTION 12. ADVANCE NOTICE PROVISIONS FOR BUSINESS TO BE TRANSACTED AT ANNUAL MEETING

         No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the Corporation (i) who is stockholder of record on the date of the giving of the notice provided for in this Section and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section. A stockholder's notice must be delivered to or mailed and received by the Chairman of the Board at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. A stockholder's notice to the Chairman of the Board must in writing set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address of such stockholder as they appear on the Corporation's books and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such stockholder and such beneficial owner, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in Section 11 of this Article II or in this Section, provided, however, that once business has been properly brought before the annual meeting in accordance with such procedures, nothing in Section 11 of this Article II nor in this Section shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting

                                      III-4
determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the chairman of the meeting shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted. No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice of a stockholder proposal hereunder.

SECTION 13.        LIST OF STOCKHOLDERS

         At each meeting of stockholders, a full, true and complete list of all stockholders entitled to vote at such meeting, showing the number and class of shares held by each and certified by the transfer agent for such class or by the Secretary, shall be furnished by the Secretary.

SECTION 14.        VOTING OF STOCK BY CERTAIN HOLDERS

         Stock registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the board of directors of such corporation or other entity presents a certified copy of such bylaw or resolution, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his or her name as such fiduciary, either in person or by proxy.

         The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date of closing of the stock transfer books, the time after the record date of closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.

SECTION 15.        INFORMAL ACTION BY STOCKHOLDERS

         Except as provided below, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter is filed with the records of stockholders meetings. Unless the Charter requires otherwise, the holders of any class of stock other than Common Stock, entitled to vote generally in the election of directors, may take action or consent to any action by the written consent of stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting if the Corporation gives notice of the action to each stockholder not later than 10 days after the effective time of the action.

SECTION 16.        MEETING BY TELEPHONE CONFERENCE

         If permitted in the sole discretion of the chairman of the meeting, stockholders may participate in meetings by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at such meeting.

                                      III-5

                                   ARTICLE III

                                    DIRECTORS

SECTION 1.         GENERAL POWERS; QUALIFICATIONS

         The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. All powers of the Corporation may be exercised by or under authority of the Board of Directors, except as conferred on or reserved to the stockholders by statute or by the Charter or Bylaws.

SECTION 2.         NUMBER AND TENURE

         The Corporation shall have at least one director. The Corporation shall have the number of directors provided in the Charter until changed as herein provided. The Board of Directors shall be divided into three classes as and in the manner provided in this Article. Except as the Charter provides otherwise, a majority of the entire Board of Directors may alter the number of directors set by the Charter not to exceed 15 or less than the minimum number then permitted herein, but the action may not affect the tenure of office of any director. Each director shall hold office for such term as is specified in this Article and until his or her successor is elected and qualified, or until his or her resignation, removal (in accordance with this Article), retirement or death.

SECTION 3.         GENERAL TERM OF OFFICE; CLASSES OF DIRECTORS

         The directors of the Corporation shall be divided into three classes, Class I, Class II and Class III, as follows:

         (1) The term of office of Class I shall be until the 2002 annual meeting of stockholders and until their successors shall be elected and have qualified and thereafter shall be for three years and until their successors shall be elected and have qualified;

         (2) the term of office of Class II shall be until the 2003 annual meeting of stockholders and until their successors shall be elected and have qualified and thereafter shall be for three years and until their successors shall be elected and have qualified; and

         (3) the term of office of Class III shall be until the 2004 annual meeting of stockholders and until their successors shall be elected and have qualified and thereafter shall be for three years and until their successors shall be elected and have qualified.

         The number of directors in each class shall be as nearly equal in number as possible. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain or attain, if possible, the equality of the number of directors in each class. If such equality is not possible, the increase or decrease shall be apportioned among the classes in such a way that the difference in the number of directors in any two classes shall not exceed one. The names of the individuals who will serve as initial directors until their successors are elected and qualified are as follows:

            Class I:          Enghe Chimood
                              Sharming Lin

            Class II:         Thomas Yang

            Class III:        Ke-ou Chao

SECTION 4.  REMOVAL OF DIRECTORS

         Subject to the rights of holders of any class separately entitled to elect one or more directors, a director may be removed from office but only for cause and only by the affirmative vote of the holders of at least 75% of the combined voting power of all shares of capital stock entitled to be cast in the election of directors voting together as a single class, at a meeting of stockholders called expressly for that purpose.

                                      III-6

SECTION 5.         RESIGNATION

         Any director may resign at any time by sending a written notice of such resignation to the home office of the Corporation addressed to the Chairman of the Board. Unless otherwise specified therein such resignation shall take effect upon receipt thereof by the Chairman of the Board.

SECTION 6.         FILLING VACANCIES

         Subject to the rights of the holder of any class of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office (whether or not constituting a quorum) or, unless the Corporation has elected to be subject to the provisions of
Section 3-804(c) of the Maryland General Corporation Law, the required vote of the stockholders of the Corporation. A director so chosen by the stockholders shall hold office for the balance of the term then remaining. Unless the Corporation has elected to be subject to the provisions of Section 3-804(c) of the Maryland General Corporation Law, a director so chosen by the remaining directors shall hold office until the next annual meeting of stockholders, at which time the stockholders shall elect a director to hold office for the balance of the term then remaining. No decrease in the number of directors constituting the Board of Directors shall affect the tenure of office of any director.

SECTION 7.         REGULAR MEETINGS

         After each meeting of stockholders at which directors shall have been elected, the Board of Directors shall meet as soon thereafter as practicable for the purpose of organization and the transaction of other business. In the event that no other time and place are specified by resolution of the Board of Directors or announced by the Chairman of the Board at such stockholders meeting, the Board of Directors shall meet immediately following the close of, and at the place of, such stockholders meeting. Any other regular meeting of the Board of Directors shall be held on such date and time and at such place as may be designated from time to time by the Board of Directors. No notice of such meeting following a stockholders meeting or any other regular meeting shall be necessary if held as hereinabove provided.

SECTION 8.         SPECIAL MEETINGS

         Special meetings of the Board of Directors may be called by a majority of the Directors then in office or at the request of the Chairman. A special meeting of the Board of Directors shall be held on such date and at any place as may be designated from time to time by the Board of Directors. In the absence of designation such meeting shall be held at such place as may be designated in the call.

SECTION 9.         NOTICE

         Except as provided in Article III, Section 7, the Chairman of the Board or the Chairman of the Board's designee shall give notice to each director of each regular and special meeting of the Board of Directors. The notice shall state the time and place of the meeting. Notice is given to a director when it is delivered personally to him or her, left at his or her residence or usual place of business, or sent by telegraph, facsimile transmission or telephone, at least 24 hours before the time of the meeting or, in the alternative by mail to his or her address as it shall appear on the records of the Corporation, at least 72 hours before the time of the meeting. Unless these Bylaws or a resolution of the Board of Directors provides otherwise, the notice need not state the business to be transacted at or the purposes of any regular or special meeting of the Board of Directors. No notice of any meeting of the Board of Directors need be given to any director who attends except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened, or to any director who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice. Any meeting of the Board of Directors, regular or special, may adjourn from time to time to reconvene at the same or some other place, and no notice need be given of any such adjourned meeting other than by announcement.

                                      III-7

SECTION 10.        QUORUM

         A majority of the entire Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the Charter of the Corporation or these Bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group.

SECTION 11.        VOTING

         The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater or lesser proportion is required for such action by the Charter, these Bylaws or applicable statute.

SECTION 12.        TELEPHONE MEETINGS

         Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.

SECTION 13.        INFORMAL ACTION BY DIRECTORS

         Any action required or permitted to be taken at a meeting of the Board of Directors may be taken without a meeting, if a unanimous consent in writing to such action is signed by each director and such written consent is filed with the minutes of proceedings of the Board of Directors.

SECTION 14.        COMPENSATION OF DIRECTORS

         Unless restricted by the Charter, the Board of Directors shall have the authority to fix the fees and other compensation of directors for their service as directors, including, without limitation, their services as members of committees of the Board of Directors.

SECTION 15.        LOSS OF DEPOSIT

         No director shall be liable for any loss which may occur by reason of the failure of the bank, trust company, savings and loan association or other institution with whom moneys or stock have been deposited.

SECTION 16.        SURETY BONDS

         Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his or her duties.

SECTION 17.        CERTAIN RIGHTS OF DIRECTORS

         The directors shall have no responsibility to devote their full time to the affairs of the Corporation. Any director, officer, employee or agent of the Corporation, in his or her personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to those of or relating to the Corporation.

SECTION 18.        PRESUMPTION OF ASSENT

         A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent or abstention shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to

                                      III-8
dissent shall not apply to a director who votes in favor of such action or fails to make his or her dissent known at the meeting.

SECTION 19.        CERTAIN OTHER DETERMINATIONS BY THE BOARD OF DIRECTORS.

         The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of Stock: the manner in which distributions are to be made to stockholders; the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Stock or the payment of other distributions on Stock; the amount of paid-in surplus, net assets, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation nor liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; and any matters relating to the acquisition, holding and disposition of any assets of the Corporation.

SECTION 20.        RESERVED POWERS OF THE BOARD OF DIRECTORS

         The enumeration and definition of particular powers of the Board of Directors included in this Article III shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other provision of the charter of the Corporation, or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under the general laws of the State of Maryland as now or hereafter in force.

SECTION 21.        ADVISORY DIRECTORS

         The Board of Directors may by resolution appoint advisory directors to the Board of Directors, who may also serve as directors emeriti, and shall have such authority and receive such compensation and reimbursement as the Board of Directors shall provide. Advisory directors or directors emeriti shall not have the authority to participate by vote in the transaction of business.

                                   ARTICLE IV

                                   COMMITTEES

SECTION 1.
 QUALIFICATIONS

         The Board of Directors may appoint from among its members an executive committee and other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors. The Board of Directors may designate, if it desires, other Directors as alternative members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

SECTION 2.         POWERS

         The Board of Directors may delegate to committees appointed under
Section 1 of this Article IV any of the powers of the Board of Directors, except the power to authorize dividends on stock, elect directors, issue stock other than as provided below, recommend to the stock-holders any action which requires stockholder approval, amend these Bylaws, or approve any merger or share exchange which does not require stockholder approval. If the Board of Directors has given general authorization for the issuance of stock providing for or establishing a method or procedure for determining the maximum number of shares to be issued, a committee of the Board, in accordance with that general authorization or any stock option or other plan or program adopted by the Board of Directors, may authorize or fix the

                                      III-9
terms of stock subject to classification or reclassification and the terms on which any stock may be issued, including all terms and conditions required or permitted to be established or authorized by the Board of Directors.

SECTION 3.         CONDUCT OF BUSINESS

         Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provisions shall be made for notice to members of all meetings; a majority of the members shall constitute a quorum, and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

         Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means constitutes presence in person at a meeting.

                                    ARTICLE V

                                    OFFICERS

SECTION 1.         GENERAL PROVISIONS

         The officers of the Corporation may include a chairman of the board, a vice-chairman, a chief executive officer, a president, one or more vice-presidents, a secretary, a treasurer, a chief financial officer and controller and such other subordinate officers as may from time to time be appointed by the Board of Directors. The Board of Directors shall designate who serve as chief executive officer, who shall have the general supervision of the business and affairs of the Corporation. In the absence of any designation, the Chairman of the Board shall serve as chief executive officer and the President shall serve as chief operating officer. In the absence of the Chairman of the Board, or if there be none, the President shall be the chief executive officer. The same person may hold both offices. The Chairman of the Board shall be a director, and the other officers may be directors.

SECTION 2.         ELECTION, TENURE AND REMOVAL OF OFFICERS

         Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders and at other meetings as may be appropriate to fill a vacancy in an office. The Board of Directors may from time to time authorize any committee or officer to appoint assistant and subordinate officers. Election or appointment of an officer, employee or agent shall not of itself create contract rights. Each officer shall hold his office until his successor is elected and qualified or until his earlier resignation or removal. Any two or more offices except president and vice president may be held by the same person. The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may remove an officer at any time, with or without cause. The removal of an officer does not prejudice any of his or her contract rights. The Board of Directors (or, as to any assistant or subordinate officer, any committee or officer authorized by the Board) may fill a vacancy which occurs in any office for the unexpired portion of the term.

SECTION 3.         CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

         The Chairman of the Board may also be the Chief Executive Officer (CEO) of the Corporation. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, the CEO shall have the responsibility for the general management and control of the affairs and business of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him by the Board of Directors and may perform any duties of the president. The term "Chairman" in these Bylaws shall mean the Chairman of the Board unless the context clearly indicates that it is intended to mean the chairman of a specified committee or meeting.

                                     III-10

SECTION 4.         VICE-CHAIRMAN

         The Vice-Chairman, if any, shall exercise such duties as are delegated to him by the Chairman, and he shall report primarily to the Chairman. In the absence or disability of the Chairman, the Vice-Chairman shall perform the duties of the Chairman, subject to the right of the Board of Directors to designate another officer to perform some or all of these duties.

SECTION 5.         PRESIDENT AND CHIEF OPERATING OFFICER

         The President may also be the Chief Operating Officer (COO) of the Corporation and shall perform all duties incident to the office of the chief operating officer and such other duties as from time to time may be assigned to him by the Board of Directors or, to the extent not inconsistent with any assignment by the Board of Directors, by the Chairman. Unless otherwise provided by resolution of the Board of Directors, the President, in the absence of the Chairman of the Board, shall preside at all meetings of the Board of Directors and of the stockholders at which the President shall be present. The President may execute, in the name of the Corporation, all authorized deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall have been expressly delegated to some other officer or agent of the Corporation.

SECTION 6.         VICE-PRESIDENTS

         Each vice-president shall perform such duties as the Board of Directors shall prescribe. In the absence or disability of the President, the vice-president who is designated by the Board of Directors shall perform the duties and exercise the powers of the President.

SECTION 7.         CHIEF FINANCIAL OFFICER, TREASURER AND CONTROLLER

         The Chief Financial Officer (CFO) shall have general supervision of all the accounts and books of account of the Corporation and of all accounting personnel and shall supervise all controls with respect to the monies and securities of the Corporation. The CFO shall advise and report to the Chairman and the President of the Corporation with respect to corporate financial and accounting policy, compliance with contractual restrictions affecting the Corporation's finances, negotiations with the Corporation's lenders and prospective lenders and investors and such general financial and accounting matters as may be requested by the Chairman or President. When requested by the Chairman or the Board of Directors or the Audit Committee or its chairman, the CFO shall report to the Board of Directors or Audit Committee on financial and accounting matters. The Treasurer and Controller shall report to the CFO. The Treasurer shall have direct responsibility for handling of the monies and securities of the Corporation, and the Controller shall be directly responsible for corporate accounting; provided, however, that the Board of Directors may, in its discretion from time to time, specify additional duties for the Treasurer or Controller or, in the absence of such specification by the Board of Directors, the Chairman, President or CFO may assign additional duties. In the absence of a Treasurer or Controller, the Board shall so designate another individual or individuals to perform the functions of each such office.

SECTION 8.         SECRETARY

         The Secretary shall keep the minutes of the meetings of the stockholders, of the Board of Directors, and of any committees, in books provided for the purpose; the Secretary shall see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; the Secretary shall be custodian of the records of the Corporation; the Secretary may witness any document on behalf of the Corporation, the execution of which is duly authorized, see that the corporate seal is affixed where such document is required to desired to be under its seal, and, when so affixed, may attest the same. In general, the Secretary shall perform such other duties customarily performed by a secretary of a corporation, and shall perform such other duties and have such other powers as are from time to time assigned to the Secretary by the Board of Directors, the chief executive officer, or the President.

SECTION 9.         ASSISTANT AND SUBORDINATE OFFICERS

         The assistant and subordinate officers of the Corporation are all officers below the office of Vice-President, Secretary, or Treasurer. The assistant or subordinate officers shall have such duties as are from time to time assigned to them by the Board of Directors, the chairman, or the President.

                                     III-11

SECTION 10.        SALARIES

         The salaries and other compensation or remuneration, of whatever kind, of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary and other compensation or remuneration by reason of the fact that he or she is also a director of the Corporation.

SECTION 11.        DELEGATION OF AUTHORITY

         The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agent, notwithstanding any provision hereof.

                                   ARTICLE VI

                                 INDEMNIFICATION

SECTION 1.         PROCEDURE

         Any indemnification, or payment of expenses in advance of the final disposition of any proceeding, shall be made promptly, and in any event within 60 days, upon the written request of the director or officer entitled to seek indemnification (the "Indemnified Party"). The right to indemnification and advances hereunder shall be enforceable by the Indemnified Party in any court of competent jurisdiction, if (i) the Corporation denies such request, in whole or in part; or (ii) no disposition thereof is made within 60 days. The Indemnified Party's costs and expenses incurred in connection with successfully establishing his or her right to indemnification, in whole or in part, in any such action shall also be reimbursed by the Corporation. It shall be a defense to any action for advance for expenses that (a) a determination has been made that the facts then known to those making the determination would preclude indemnification or
(b) the Corporation has not received both (i) an undertaking as required by law to repay such advances in the event it shall ultimately be determined that the standard of conduct has not been met and (ii) a written affirmation by the Indemnified Party of such Indemnified Party's good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met.

SECTION 2.         EXCLUSIVITY, ETC.

         The indemnification and advance of expenses provided by the Charter and these Bylaws shall not be deemed exclusive of any other rights to which a person seeking indemnification or advance of expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors or other provision that is consistent with law, both as to action in his or her official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while a person was a director or officer after such person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. The Corporation shall not be liable for any payment under this Bylaw in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment under an insurance policy, agreement, vote or otherwise, of the amounts otherwise indemnifiable hereunder. All rights to indemnification and advance of expenses under the Charter and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this Bylaw is in effect. Nothing herein shall prevent the amendment of this Bylaw, provided that no such amendment shall diminish the rights of any person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this Bylaw shall not in any way diminish any rights to indemnification or advance of expenses of such director or officer or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this Bylaw or any provision hereof is in force, nor shall such repeal or modification diminish any person's rights to indemnification or advances of expenses or performance of other obligations of the Corporation under any agreement of indemnification between the Corporation and such person.

                                     III-12

SECTION 3.         SEVERABILITY; DEFINITIONS

         The invalidity or unenforceability of any provision of this Article VI shall not affect the validity or enforceability of any other provision hereof. The phrase "this Bylaw" in this Article VI means this Article VI in its entirety.

                                   ARTICLE VII

                                      STOCK

SECTION 1.         BOARD AUTHORIZATION OF SHARE ISSUANCES

         The Board of Directors of the Corporation may authorize the issuance from time to time of Stock of any class, whether now or hereafter authorized, or securities convertible into Stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws of the Corporation.

SECTION 2.         PREEMPTIVE RIGHTS

         No holder of any Stock or any other securities of the Corporation, whether now or hereafter authorized, shall have any preemptive right to subscribe for or purchase any Stock or any other securities of the Corporation other than such, if any, as the Board of Directors, in its sole discretion, may determine and at such price or prices and upon such other terms as the Board of Directors, in its sole discretion, may fix; and any Stock or other securities which the Board of Directors may determine to offer for subscription may, as the Board of Directors in its sole discretion shall determine, be offered to the holders of any class, series or type of Stock or other securities at the time outstanding to the exclusion of the holders of any or all other classes, series or types of stock or other securities at the time outstanding.

SECTION 3.         CERTIFICATES

         Each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of stock held by him or her in the Corporation. Each certificate shall be signed by the Chairman of the Board, the President or a Vice President and countersigned by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and may be sealed with the actual seal or a facsimile thereof, if any, of the Corporation. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Corporation shall, from time to time, issue several classes or series of stock, each class or series may have its own number or letter sequence. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each stock certificate shall include on its face the name of the Corporation, the name of the stockholder or other person to whom it is issued, and the class of stock and number of shares it represents. Each certificate shall also include on its face or back (a) a statement of any restrictions on transferability and a statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, of the differences in the relative rights and preferences between the shares of each series of a preferred or special class in series which the Corporation is authorized to issue, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series of a preferred or special class of stock or (b) a statement which provides in substance that the Corporation will furnish a full statement of such information to any stockholder on request and without charge. Such request may be made to the Chairman of the Board. Except as provided in the Maryland Uniform Commercial Code - Investment Securities, the fact that a stock certificate does not contain or refer to a restriction on transferability that is adopted after the date of issuance does not mean that the restriction is invalid or unenforceable. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. A certificate may not be issued until the stock represented by it is fully paid. A certificate representing stock validly issued by a constituent corporation in a merger in which the Corporation is the surviving corporation shall be valid to the extent provided in the Agreement or Articles of Merger notwithstanding that the form of the certificate does not comply with the requirements for a certificate issued by the Corporation.

                                     III-13

SECTION 4.         TRANSFERS

         The Board of Directors shall have the power and authority to make such rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates of stock; and may appoint transfer agents and registrars thereof. The duties of the transfer agent and registrar may be combined.

SECTION 5.         LOST CERTIFICATE

         The Board of Directors of the Corporation may determine the conditions for issuing a new stock certificate in place of one which is alleged to have been lost, stolen or destroyed, or the Board of Directors may delegate such power to any officer or officers of the Corporation. In their discretion, the Board of Directors or such officer or officers may require the owner of the certificate to give a bond, with sufficient surety, to indemnify the Corporation against any loss or claim arising as a result of the issuance of a new certificate. In their discretion, the Board of Directors or such officer or officers may refuse to issue such new certificate save upon the order of some court having jurisdiction in the premises.

SECTION 6.         CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE

         The Board of Directors may, and shall have the sole power to, set a record date or direct that the stock transfer books be closed for a stated period for the purpose of making any proper determination with respect to stockholders, including which stockholders are entitled to request a special meeting of stockholders, notice of a meeting of stockholders, vote at a meeting of stockholders, receive a dividend, or be allotted other rights. The record date may not be prior to the close of business on the day the record date is fixed nor, subject to Article II, Section 5, more than 90 days before the date on which the action requiring the determination will be taken; the transfer books may not be closed for a period longer than 20 days; and, in the case of a meeting of stockholders, the record date or the closing of the transfer books shall be at least ten days before the date of the meeting. Any shares of the Corporation's own stock acquired by the Corporation between the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders and the time of the meeting may be voted at the meeting by the holder of record as of the record date and shall be counted in determining the total number of outstanding shares entitled to be voted at the meeting.

         If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.

         When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the transfer books and the stated period of closing has expired.

SECTION 7.         STOCK LEDGER

         The Corporation shall maintain at its principal office or at the office of its transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder. The stock ledger may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection.

SECTION 8.         CERTIFICATION OF BENEFICIAL OWNERS

         The Board of Directors may adopt by resolution a procedure by which a stockholder of the Corporation may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may certify; the purpose for which the certification may be made; the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the

                                     III-14

Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of a certification which complies with the procedure adopted by the Board of Directors in accordance with this Section, the person specified in the certification is, for the purpose set forth in the certification, the holder of record of the specified stock in place of the stockholder who makes the certification.

                                  ARTICLE VIII

                PROVISIONS FOR DEFINING, LIMITING AND REGULATING
                  CERTAIN POWERS OF THE CORPORATION AND OF THE
                           STOCKHOLDERS AND DIRECTORS

SECTION 1.         RELATED PARTY TRANSACTIONS

         Without limiting any other procedure available by law or otherwise to the Corporation, the Board of Directors may authorize any agreement or other transaction with any person, corporation, association, company, trust, partnership (limited or general) or other organization, although one or more of the directors or officers of the Corporation may be a party to any such agreement or any officer, director, stockholder or member of such other party (an "Interested Officer/Director"), and no such agreement or transaction shall be invalidated or rendered void or voidable solely by reason of the existence of any such relationship if: (i) the existence is disclosed or known to the Board of Directors, and the contract or transaction is authorized, approved or ratified by the affirmative vote of a majority of the disinterested directors, even if they constitute less than a quorum of the Board of Directors; or (ii) the existence is disclosed to the stockholders entitled to vote, and the contract or transaction is authorized, approved or ratified by a majority of the votes cast by the stockholders entitled to vote, other than the votes of the stock held of record by the Interested Officers/ Directors; or (iii) the contract or transaction is fair and reasonable to the Corporation. Any Interested Officer/Director of the Corporation or the stock owned by them or by a corporation, association, company, trust, partnership (limited or general) or other organization in which an Interested Officer/Director may have an interest, may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee of the Board of Directors or at a meeting of the stockholders, as the case may be, at which the contract or transaction is authorized, approved or ratified.

SECTION 2.         OTHER CONSIDERATIONS

         The Board of Directors shall, in connection with the exercise of its business judgment involving a Business Combination (as defined in Section 3-601 of the Maryland General Corporation Law) or any actual or proposed transaction which would or may involve a change in control of the Corporation (whether by purchases of shares of stock or any other securities of the Corporation in the open market, or otherwise, tender offer, merger, consolidation, dissolution, liquidation, sale of all or substantially all of the assets of the Corporation, proxy solicitation or otherwise), in determining what is in the best interests of the Corporation and its stockholders and in making any recommendation to its stockholders, give due consideration to all relevant factors, including but not limited to (a) the economic effect, both immediate and long-term, upon the Corporation's stockholders, including stockholders, if any, who do not participate in the transaction; (b) the social and economic effect on the employees, customers of, and others dealing with, the Corporation and its subsidiaries and on the communities in which the Corporation and its subsidiaries operate or are located; (c) whether the proposal is acceptable based on the historical and current operating results or financial condition of the Corporation; (d) whether a more favorable price could be obtained for the Corporation's stock or other securities in the future; (e) the reputation and business practices of the offeror and its management and affiliates as they would affect the employees of the Corporation and its subsidiaries; (f) the future value of the stock or any other securities of the Corporation; (g) any antitrust or other legal and regulatory issues that are raised by the proposal; and (h) the business and financial condition and earnings prospects of the acquiring person or entity, including but not limited to debt service and other existing financial obligations, financial obligations to be incurred in connection with the acquisition, and other likely financial obligations of the acquiring person or entity. If the Board of Directors determines that any proposed Business Combination (as defined in Section 3-601 of the Maryland General Corporation Law) or actual or proposed transaction which would or may involve a change in control of the Corporation should be rejected, it may take any lawful action to defeat such transaction, including but not limited to any or all of the following: advising stockholders not to accept the proposal; instituting litigation against the party making the proposal; filing complaints with governmental and regulatory authorities; acquiring the stock or any of the securities of the Corporation; selling or otherwise issuing authorized but unissued stock, other securities or granting options or rights

                                     III-15
with respect thereto; acquiring a company or assets which would create an antitrust or other regulatory problem for the party making the proposal; and obtaining a more favorable offer from another individual or entity.

SECTION 3.         STOCKHOLDER PROPOSALS

         For any stockholder proposal to be presented in connection with an annual meeting of stockholders of the Corporation, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Corporation, the stockholders must have given timely written notice thereof in writing to the Chairman of the Board of the Corporation in the manner and containing the information required by the Bylaws. Stockholder proposals to be presented in connection with a special meeting of stockholders will be presented by the Corporation only to the extent required by Section 2-502 of the Maryland General Corporation Law.

SECTION 4.         VOTING REQUIREMENTS

         Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of all classes of capital stock or the total number of shares of any class of capital stock, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes and entitled to vote thereon, except as otherwise provided in the Charter of the Corporation. All mergers, consolidations, share exchanges, recapitalization or dissolutions to which the Corporation is a party and all sales of all or substantially all the assets of the Corporation shall not be valid and effective unless advised by at least 75% of the Board of Directors.

                                   ARTICLE IX

                                   FISCAL YEAR

         The Corporation's fiscal year end shall be December 31; however, the Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.

                                    ARTICLE X

                                    DIVIDENDS

SECTION 1.         DECLARATION

         Dividends upon the stock of the Corporation may be declared by the Board of Directors, subject to the provisions of law and the Charter of the Corporation. Dividends may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the Charter.

SECTION 2.         CONTINGENCIES

         Before payment of any dividends, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE XI

                                INVESTMENT POLICY

         Subject to the provisions of the Charter of the Corporation, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.

                                     III-16

                                   ARTICLE XII

                                      SEAL

SECTION 1.         SEAL

         The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall have inscribed thereon the name of the Corporation and the year of its organization. The Board of Directors or a committee thereof may authorize one or more duplicate seals and provide for the custody thereof.

SECTION 2.         AFFIXING SEAL

         Whenever the Corporation is required to place its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word "(seal)" adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.

                                  ARTICLE XIII

                                WAIVER OF NOTICE

         Whenever any notice is required to be given pursuant to the Charter of the Corporation or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated herein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                                   ARTICLE XIV

                                     FINANCE

SECTION 1.         CONTRACTS

         To the extend permitted by applicable law, and except as otherwise prescribed by the Charter of the Corporation or these Bylaws, the Board of Directors may authorize any officer, employee or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the directors or by an authorized person shall be valid and binding upon the Board of Directors and upon the Corporation when authorized or ratified by action of the Board of Directors.

SECTION 2.         CHECKS AND DRAFTS

         All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness, in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by the Board of Directors.

SECTION 3.         DEPOSITS

         All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.

                                     III-17

SECTION 4.         ANNUAL STATEMENT OF AFFAIRS

         The President or Chief Financial Officer shall prepare annually a full and correct statement of the affairs of the Corporation, to include a balance sheet and a financial statement of operations for the preceding fiscal year. The statement of affairs shall be provided to the stockholders within 120 days after the end of the fiscal year and shall be placed on file at the Corporation's principal office.

                                   ARTICLE XV

                              BUSINESS COMBINATIONS
                          [RESERVED FOR WHEN ELIGIBLE]

         The Corporation has elected to incorporate in the State of Maryland with the intention to rely on the provisions of Subtitle 6, Special Voting Requirements, (Sections 3-601 through Sections 3-603) of the Maryland General Corporation Law ("Subtitle 6") as it may be amended or renumbered from time to time; provided, however, that in the event the provisions of Subtitle 6 are effectively repealed or otherwise deleted from the Maryland General Corporation Law or any other Maryland statute governing the Corporation, the Corporation hereby incorporates by reference in this Article XV the provisions of Subtitle 6 as in effect on the date of the Corporation's incorporation in Maryland with the same effect as if such provisions had been set forth in full text in this
Article XV.

                                   ARTICLE XVI

                                CERTAIN ELECTIONS
                          [RESERVED FOR WHEN ELIGIBLE]

SECTION 1.         ELECTION OF SUBTITLE 8 PROVISIONS REGARDING UNSOLICITED
                   TAKEOVERS

         The Corporation hereby reserves the right to elect to be subject to any or all provisions of Sections 3-801 to 3- 805 of Title 3, Subtitle 8 of the Maryland General Corporation Law, by resolution of the Board of Directors.

SECTION 2.         EXEMPTION FROM CONTROL SHARE ACQUISITION STATUTE

         The provisions of Sections 3-701 to 3-709 of the Maryland General Corporation Law shall not apply to any share of the capital stock of the Corporation. Such shares of capital stock are exempted from such Sections to the fullest extent permitted by Maryland law.

                                  ARTICLE XVII

                                SUNDRY PROVISIONS

SECTION 1.         BOOKS AND RECORDS

         The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its stockholders and Board of Directors and of any executive or other committee when exercising any of the powers of the Board of Directors. The books and records of the Corporation may be in written form or in any other form which can be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form but may be maintained in the form of a reproduction. The original or a certified copy of these Bylaws shall be kept at the principal office of the Corporation.

                                     III-18

SECTION 2.         BONDS

         The Board of Directors may require any officer, agent or employee of the Corporation to give a bond to the Corporation, conditioned upon the faithful discharge of his or her duties, with one or more sureties and in such amount as may be satisfactory to the Board of Directors.

SECTION 3.         VOTING UPON SHARES IN OTHER CORPORATIONS

         Stock of other corporations, associations or trusts, registered in the name of the Corporation, may be voted by the Chairman, President, a Vice-President or a proxy appointed by any of them. The Board of Directors, however, may by resolution appoint some other person to vote such shares, in which case such person shall be entitled to vote such shares upon the production of a certified copy of such resolution.

SECTION 4.         MAIL

         Any notice or other document which is required by these Bylaws to be mailed shall be deposited in the United States mails, postage prepaid.

SECTION 5.         CONTRACTS AND AGREEMENTS

         To the extent permitted by applicable law, and except as otherwise prescribed by the Charter or these Bylaws, the Board of Directors may authorize any officer, employee or agent of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances or transactions. A person who hold more than one office in the Corporation may not act in more than one capacity to execute, acknowledge, or verify an instrument required by law to be executed, acknowledged, or verified by more than one officer.

SECTION 6.         FACSIMILE SIGNATURES

         In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

SECTION 7.         RELIANCE UPON BOOKS, REPORTS AND RECORDS

         Each director and officer of the Corporation shall, in the performance of his or her duties with respect to the Corporation, be entitled to rely on any information, opinion report or statement, including financial statement or other financial data, prepared or presented by an officer or employee of the Corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented, by a lawyer, certified public accountant or other person as to a matter which the director or officer reasonably believes to be within the person's professional or expert competence or by a committee of the Board of Directors on which the director does not serve, as to a matter within its designated authority, if the director believes the committee to merit confidence.

SECTION 8.         TIME PERIODS

         In applying any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded and the day of the event shall be included.

                                     III-19

                                   ARTICLE XVI

                               AMENDMENT OF BYLAWS

         In furtherance of, and not in limitation of, the powers conferred by statute and the Corporation's Charter, the Board of Directors of the Corporation is expressly authorized to make, repeal, alter, amend and rescind the Bylaws of the Corporation.

                                     III-20

                                    ANNEX IV


                                 MUTA PROVISIONS

                                                                        ANNEX IV


         SUBTITLE 8. OF TITLE 3 OF THE MARYLAND GENERAL CORPORATION LAW CORPORATIONS AND REAL ESTATE INVESTMENT TRUSTS - UNSOLICITED TAKEOVERS

3-801.  Definitions.

         (a) In general. In this subtitle the following words have the meanings indicated.

         (b) Acquiring person. "Acquiring person" means a person who is seeking to acquire control of a corporation.

         (c)      Act. "Act" includes an omission or failure to act.

         (d) Affiliate. "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, a specified person.

         (e) Associate. "Associate", when used to indicate a relationship with any person, means;

                  (1) Any corporation or organization (other than the corporation or a subsidiary of the corporation) of which such person is an officer, director, or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities;

                  (2) Any trust or other estate in which such person has a substantial beneficial interest or a to which such person serves as trustee or in a similar fiduciary capacity; and

                  (3) Any relative or spouse of such person, or any relative of such spouse, who has the same principal residence as such person or who is a director or officer of the corporation or any of its affiliates.

         (f) Beneficial owner. "Beneficial owner", when used with respect to any stock, means a person:

                  (1) That, individually or with any of its affiliates or associates, beneficially owns stock, directly or indirectly; or

                  (2) That, individually or with any of its affiliates or associates, has:

                           (i) The right to acquire stock (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement, or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; or

                           (ii) The right to vote stock pursuant to any agreement, arrangement, or understanding; or

                  (3) That has any agreement, arrangement, or understanding for the purpose of acquiring, holding, voting, or disposing of stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such shares of stock.

         (g) Charter. "Charter" includes the declaration of trust of a real estate investment trust.

         (h) Control. "Control", including the terms "controlling", "controlled by", and "under common control with", means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise, and the beneficial ownership of 10 % or more of the votes entitled to be cast by a corporation's stock creates a presumption of control.

         (i) Corporation. "Corporation" includes a real estate investment trust as defined in Title 8 of this article.

         (j) Director. "Director" includes a trustee of a real estate investment trust.

         (k)      Equity security. "Equity security" means:

                  (1) Any stock or similar security, certificate of interest, or participation in any profit sharing agreement, voting trust certificate, or certificate of deposit for an equity security;

                  (2) Any security convertible, with or without consideration, into an equity security, or any warrant or other security carrying any right to subscribe to or purchase an equity security; or

                  (3) Any put, call, straddle, or other option or privilege of buying an equity security from or selling an equity security to another without being bound to do so.

         (l) Real estate investment trust. "Real estate investment trust" has the meaning stated in Title 8 of this article.

         (m) Stockholder. "Stockholder" includes a shareholder of a real estate investment trust.

         (n) Subsidiary. "Subsidiary" means any corporation of which stock having a majority of the votes entitled to be cast is owned, directly or indirectly, by the corporation.

3-802.  Applicability of subtitle.

         (a) In general. Notwithstanding any other provision in this article except subsection (b) of this section, this subtitle applies to each corporation that:

                  (1) Has a class of equity securities registered under the Federal Securities Exchange Act of 1934; and

                  (2) Elects to be subject to any or all provisions, in whole or in part, of this subtitle by provision in:

                           (i)      Its charter or bylaws; or

                           (ii)     A resolution of its board of directors.

         (b)      Director requirements.

                  (1) This subtitle applies only to a corporation that has at least three directors who, at the time of any election to become subject to the provisions of this subtitle:

                           (i)      Are not officers or employees of the
                                    corporation;

                           (ii)     Are not acquiring persons;

                           (iii) Are not directors, officers, affiliates, or associates of an acquiring person; and

                           (iv)     Were not nominated or designated as
                                    directors by an acquiring person,

                  (2) A director does not fail to satisfy paragraph (1) of this subsection because the director:

                           (i)      Owns securities issued by the corporation;

                           (ii) Is entitled to compensation, retirement, severance, or other benefits as a director of the corporation; or

                           (iii) Might continue to serve as a director of the corporation or become a director of an acquiring person.

                  (3) This subtitle does not apply to a corporation to the extent that the corporation elects not to be subject to any provision of this subtitle to which it has previously elected to be subject, if the corporation elects not to be subject to the provision in the same manner in which it elected to become subject to the provision, including the satisfaction of subsection
                           (d) (1) of this section, if applicable.

         (c) Complete or partial opt out permitted. The charter of a corporation may contain a provision or the board of directors may adopt a resolution that prohibits the corporation from electing to be subject to any or all provisions of this subtitle.

         (d)      Supplementary filings.

                  (1) A corporation shall file articles supplementary with the Department if:

                           (i) The corporation elects to be subject to any or all provisions of this subtitle by resolution of the board of directors or bylaw amendment; or

                           (ii) The Board of directors adopts a resolution in accordance with subsection (c) of this section that prohibits the corporation from electing to be subject to any or all provisions of this subtitle.

                  (2) The articles supplementary shall describe any provision of this subtitle to which the corporation:

                           (i)      Has elected to become subject; or

                           (ii)     May not elect to become subject in
                                    accordance with the resolution of the board.

                  (3) Stockholder approval is not required for the filing of articles supplementary in accordance with paragraph (1) of this subsection.

3-803.  Directors  Classes.

         (a)      Designation.

                  (1) Before the first annual meeting of stockholders after a corporation elects to be subject to this subtitle, the board of directors shall designate by resolution, from among its members, directors to serve as Class I Directors, Class II Directors, and Class III Directors.

                  (2) To the extent possible, the classes shall have the same number of directors.

         (b) Terms of office - Class I Directors. - The term of office of the Class I Directors shall continue until the first annual meeting of stockholders after the date on which the corporation becomes subject to this subtitle and until their successors are elected and qualify.

         (c) Terms of office - Class II Directors. - The term of office of the Class II Directors shall continue until the second annual meeting of stockholders after the date on which the corporation becomes subject to this subtitle and until their successors are elected and qualify.

         (d) Terms of office - Class III Directors. - The term of office of the Class III Directors shall continue until the third annual meeting of stockholders following the date on which the corporation becomes subject to this subtitle and until their successors are elected and qualify.

         (e) Succession. At each annual meeting of the stockholders of a corporation, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term continuing until:

                  (1) The annual meeting of stockholders held in the third year following the year of their election; and

                  (2)      Their successors are elected and qualify.

         (f) Retained corporate powers. This subtitle does not limit the power of a corporation by provision in its charter to:

                  (1) Confer on the holders of any class or series of preference or preferred stock the right to elect one or more directors; and

                  (2) Designate the terms and voting powers of the directors, which may vary among the directors.


3-804.  Removal, number, and vacancy.

         (a) Removal. Notwithstanding any other lesser proportion of votes required by a provision in the charter or the bylaws, but subject to 2-406(b) (3) of this article the stockholders for a corporation may remove any director by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the stockholders generally in the election of directors.

         (b) Number. Subject to 2-402(a) of this article but notwithstanding any provision in the charter or bylaws, the number of directors of a corporation shall be fixed only by vote of the board of directors.

         (c)      Vacancy.

                  (1) Notwithstanding any provision in the charter or bylaws, this subsection applies to a vacancy that results from:

                           (i)      An increase in the size of the board of
                                    directors;

                           (ii)     The death, resignation, or removal of a
                                    director.

                  (2) Each vacancy on the board of directors of a corporation may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum.

                  (3) Any director elected to fill a vacancy shall hold office:

                           (i) For the remainder of the full term of the class of directors in which the vacancy occurred; and

                           (ii)     Until a successor is elected and qualifies.

3-805.  Special meetings of stockholders.

         Notwithstanding any provision in the charter or bylaws, the secretary of a corporation may call a special meeting of stockholders only:

         (1) On the written request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting; and

         (2) In accordance with the procedures set forth under 2-502(b) (2) and (3) and (e) of this article.

                                     ANNEX V


              FORM OF DISSENTING SHAREHOLDER'S PAYMENT DEMAND FORM

                                                                         ANNEX V


                                     FORM OF
                  DISSENTING SHAREHOLDER'S PAYMENT DEMAND FORM

TEK DigiTel Corporation
20030 Century Boulevard, Suite 201
Germantown, MD 20874

Re: Proposed Change of Domicile of TEK DigiTel Corporation, a Wyoming corporation ("TEK"), to the State of Maryland, by merger of TEK with and into its wholly-owned subsidiary, TEK DigiTel Corporation II, a Maryland corporation ("TEK II").

Dear Ladies and Gentlemen:

         The undersigned hereby dissents with respect to the proposed change of domicile of TEK from the State of Wyoming to the State of Maryland, pursuant to a merger of TEK into TEK II.

         I hereby demand payment for the fair value of my "certificated" shares, which are described below, and I demand that payment be forwarded to the address indicated below.

         The undersigned represents and warrants that the undersigned was the owner of the shares covered by this demand on the date of the shareholders' vote concerning the merger effecting TEK's change of domicile and related transactions.

         I understand that this demand for payment must be received on or before September 4, 2001, which is a period thirty days after the date on which the proposed action is intended to take effect.

         If the undersigned is other than the "record holder" of the shares for which demand for payment is made, the undersigned will provide evidence of the purchase of such shares at the time demand for payment is made.

         The undersigned acknowledges that this Dissenting Shareholder's Payment Demand Form was accompanied by a copy of the applicable provisions of the Wyoming Business Corporation Act relating to such dissenting shareholder's rights of appraisal.

-------------------------------             ----------------------------------
Date                                                 Signature

-------------------------------             ----------------------------------
Address                                     Print Name
-------------------------------
City and State         Zip

-------------------------------             ----------------------------------
Stock Certificate Number(s)                     Number of Shares Represented

                                    ANNEX VI

              SECTIONS 17-16-1301 THROUGH 17-16-1328 OF WYOMING LAW

                                                                        ANNEX VI

                                   ARTICLE 13
                               DISSENTERS' RIGHTS

17-16-1301. DEFINITIONS. (a) As used in this article: (i) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder; (ii) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving, new, or acquiring corporation by merger, consolidation, or share exchange of that issuer; (iii) "Dissenter" means a shareholder who is entitled to dissent from corporate action under W.S. 17-16-1302 and who exercises that right when and in the manner required by W.S.17-16- 1320 through 17-16-1328;
(iv) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable; (v) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all the circumstances; (vi) "Record shareholder" means the person in whose names shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation; (vi) "Shareholder" means the record shareholder or the beneficial shareholder.

17-16-1302. RIGHT TO DISSENT. (a) A shareholder is entitled to dissent from, and to obtain payment of the fair value of his shares in the event of, any of the following corporate actions: (i) Consummation of a plan of merger or consolidation to which the corporation is a party if: (A) Shareholder approval is required for the merger or the consolidation by W.S. 17-16-1103 or 17-16-1111 or the articles of incorporation and the shareholder is entitled to vote on the merger or consolidation; or (B) The corporation is a subsidiary that is merged with its parent under W.S. 17-16-1104; (ii) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan; (iii) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale; (iv) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it: (A) Alters or abolishes a preferential right of the shares; (B) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares; (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities; (D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or (E) Reduces the number of shares owned by the share holder to a fraction of a share if the fractional share so created is to be acquired for cash under W.S. 17-16-604. (a) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the Board of Directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares. (b) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

17-16-1303. DISSENT BY NOMINEES AND BENEFICIAL OWNERS. (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one(1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders. (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if: (i) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and (ii) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

17-16-1320. NOTICE OF DISSENTERS' RIGHTS. (a) If proposed corporate action creating dissenters' rights under W.S. 17- 16-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article. (b) If corporate action creating dissenters' rights under W.S.17-16-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters rights that the action was taken and send them the dissenters' notice described in W.S. 17-16-1322.

17-16-1321. NOTICE OF INTENT TO DEMAND PAYMENT. If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and shall not vote his shares in favor of the proposed action. (b) A shareholder who does not satisfy the requirements of subsection (a) of this section is not entitled to payment for his shares under this article.

17-16-1322. DISSENTERS NOTICE. If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters notice to all shareholders who satisfied the requirements of W.S. 17-16-1321. (b) The dissenters' notice shall be sent no later than ten(10) days after the corporate action was taken, and shall: (i) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited; (ii) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received; (iii) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date; (iv) Set a date by which the corporation shall receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the notice required by subsection (a) of this section is delivered; and (v) Be accompanied by a copy of this article.

17-16-1323. DUTY TO DEMAND PAYMENT. (a) A shareholder sent a dissenters' notice described in W.S.17-16-1322 shall demand payment, certify whether he acquired beneficial ownership of the shares before the date required to beset forth in the dissenters' notice pursuant to W.S.17-16-1322(b)(iii), and deposit his certificates in accordance with the terms of the notice. (b) The shareholder who demands payment and deposits his share certificates under subsection (a) of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action. (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

17-16-1324. SHARE RESTRICTIONS. The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under W.S. 17-16-1326. (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

17-16-1325. PAYMENT. Except as provided in W.S. 17-16-1327, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with W.S. 17-16-1323 the amount the corporation estimates to be the fair value of his shares, plus accrued interest. (b) The payment shall be accompanied by: (i) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any; (ii) A statement of the corporation's estimate of the fair value of the shares; (iii) An explanation of how the interest was calculated; (iv) A statement of the dissenter's right to demand payment under W.S. 17-16-1328; and (v) A copy of this article.

17-16-1326. FAILURE TO TAKE ACTION. If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares. (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under W.S. 17-16-1322 and repeat the payment demand procedure.

17-16-1327. AFTER-ACQUIRED SHARES. A corporation may elect to withhold payment required by W.S. 17-16-1325 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action. (b) To the extent the corporation elects to withhold payment under subsection (a) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a


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statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under W.S. 17-16-1328.

17-16-1328. PROCEDURE IF SHAREHOLDER DISSATISFIED WITH PAYMENT OR OFFER. (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under W.S. 17-16-1325, or reject the corporation's offer under W.S.17-16-1327 and demand payment of the fair value of his shares and interest due, if: (i) The dissenter believes that the amount paid under W.S.17-16-1325 or offered under W.S. 17-16-1327 is less than the fair value of his shares or that the interest due is incorrectly calculated; (ii) The corporation fails to make payment under W.S.17-16-1325 within sixty (60) days after the date set for demanding payment; or (iii) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment. (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) of this section within thirty (30) days after the corporation made or offered payment for his shares.


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